Use these links to rapidly review the document

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

As filed with the Securities and Exchange Commission on October 13, 2004

1933 Act File No. 333-
1940 Act File No. 811-21583

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2
(Check Appropriate Box or Boxes)

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 6	☒

CLOUGH GLOBAL ALLOCATION FUND
(Exact Name of Registrant as Specified in Amended Certificate of Trust)

1625 Broadway, Suite 2200
Denver, Colorado 80202
(Address of Principal Executive Offices)

(303) 623-2577
(Registrant's Telephone Number)

Erin Douglas, Secretary
ALPS Mutual Funds Services, Inc.
1625 Broadway, Suite 2200
Denver, Colorado 80202
(Name and Address of Agent for Service)

Copy to:
Philip J. Niehoff
Mayer, Brown, Rowe & Maw LLP
190 South LaSalle Street
Chicago, Illinois 60603
(312) 782-0600

        Approximate Date of Proposed Public Offering:    As soon as practicable after the effective date of this Registration Statement.

        If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box: ☐

        It is proposed that this filing will become effective (check appropriate box):

☐
when declared effective pursuant to Section 8(c).

        If appropriate, check the following box:

☐
This post-effective amendment designates a new effective date for a previously filed registration statement.

☐
This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is      -            .

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee

Preferred Shares, no par value	40 shares	$25,000	$1,000,000	$126.70

(1)
Estimated solely for purposes of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.

        The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. The prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion
Preliminary Prospectus dated                        , 2004

PROSPECTUS

                        Shares

Clough Global Allocation Fund

Preferred Shares
Preferred Shares      Shares
Liquidation Preference $25,000 per Share

        Investment Objective.    Clough Global Allocation Fund (the "Fund") is a closed-end management investment company that began operations on July 28, 2004. The Fund's investment objective is to provide a high level of total return. The Fund seeks to pursue this objective by applying a fundamental research-driven investment process and by investing in equity and equity-related securities, as well as fixed income securities, including both corporate and sovereign debt, in both U.S. and non-U.S. markets.

(continued on following page)

        An investment in the Preferred Shares involves certain risks. See "Risk Factors" beginning on page 31 of this prospectus.

	Per Share			Total
Public offering price(1)		$25,000		[$	]
Sales load(1)	[$		]	[$	]
Estimated offering expenses	[$		]	[$	]
Proceeds, after expenses, to the Fund	[$		]	[$	]

(1)
Plus accumulated dividends, if any, from the date the Preferred Shares are issued, but before offering expenses payable by the Fund, estimated to be $[            ].

        Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

        The underwriters are offering the Preferred Shares subject to various conditions. The underwriters expect to deliver the Preferred Shares to purchasers, in book-entry form only, through the facilities of The Depository Trust Company, on or about                        , 2004.

[Underwriting Syndicate
to be inserted]

The date of this prospectus is                        , 2004.

(continued from previous page)

        Portfolio Contents.    The Fund invests in a managed mix of equity and debt securities. The Fund is flexibly managed so that, depending on the Fund's investment adviser's outlook, it sometimes will be more heavily invested in equity securities or in debt or fixed income securities. Investments in non-U.S. markets will be made primarily through liquid securities, including depositary receipts (which evidence ownership in underlying foreign securities). Investments in corporate debt may include both investment grade and non-investment grade issues. Non-investment grade debt issues are commonly referred to as "high yield" or "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. The Fund will not invest more than 20% of its total assets in securities rated, at the time of acquisition, below investment grade. Investments in sovereign debt may also include bonds issued by countries considered emerging markets. The Fund will invest no more than 20% of its total assets, at the time of acquisition, in securities (including equity and fixed income securities) of governments and companies in emerging markets.

        Investment Adviser.    Clough Capital Partners L.P. ("Clough") is the Fund's investment adviser. See "Management of the Fund." As of September 30, 2004, Clough had approximately $455 million of assets under management, including approximately $190 million relating to the Fund. Clough's address is 260 Franklin Street, Suite 1920, Boston, Massachusetts 02110.

        The Fund is offering shares of Preferred Shares. The Preferred Shares have a liquidation preference of $25,000 per share, plus any accumulated unpaid dividends. The Preferred Shares have priority over the Fund's common shares as to distribution of assets, as described in this prospectus. It is a condition of the closing of this offering that the Preferred Shares be assigned a rating of "AAA" by Standard and Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., and "AAA" by Fitch Ratings, Inc.

        The dividend rate for the initial dividend rate period will be % and the initial rate period is from the date of issuance through                        , 2004. For subsequent rate periods, the Preferred Shares pay dividends based on a rate set at auction, usually held every [    ] days. Prospective purchasers should carefully review the auction procedures described in this prospectus and should note: (1) a buy order or sell order is a commitment to buy or sell Preferred Shares based on the results of an auction; and (2) purchasers and sales will be settled on the next business day after the auction.

        You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in the Preferred Shares, and you should retain this prospectus for future reference. A Statement of Additional Information, dated                        , 2004 (the "Statement of Additional Information"), containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus, which means that it is part of this prospectus for legal purposes. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 64 of this prospectus, by calling (877) 256-8445 (toll-free) or by writing to ALPS Mutual Funds Services, Inc., 1625 Broadway, Suite 2200, Denver, Colorado 80202, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov).

        The Preferred Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other government agency.

        The Preferred Shares will not be listed on an exchange. The Preferred Shares may only be bought or sold through an order at an auction with or through a broker-dealer that has entered into an agreement with the auction agent of the Fund, or in a secondary market that may be maintained by certain broker-dealers. These broker-dealers are not required to maintain this market and it may not provide you with liquidity.

Prospectus Summary
Financial Highlights
The Fund
Use of Proceeds
Capitalization
Portfolio Composition
Investment Objective and Policies
Effect of Leverage
Risk Factors
Management of the Fund
Description of Preferred Shares
The Auctions
Taxes
Description of Capital Structure
Certain Provisions of the Agreement and Declaration of Trust
Underwriting
Custodian and Transfer Agent
Legal Matters
Additional Information
Table of Contents of the Statement of Additional Information
The Fund's Privacy Policy

        You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different information or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information contained or the representations made herein are accurate only as of the date on the cover page of this prospectus. The Fund's business, financial condition and prospects may have changed since that date.

i

PROSPECTUS SUMMARY

        This is only a summary. This summary does not contain all of the information that you should consider before investing in the Preferred Shares. You should review the more detailed information contained in this prospectus, in the Statement of Additional Information, and in the Fund's Statement of Preferences of Preferred Shares (the "Statement").

The Fund	Clough Global Allocation Fund (the "Fund") is a closed-end management investment company that began operations on July 28, 2004. See "The Fund."
Preferred Shares
The Fund is offering [ ] shares of Preferred Shares, at a purchase price of $25,000 per share plus accumulated dividends, if any, from the date the shares are first issued. The Preferred Shares are being offered through a group of underwriters led by . See "Underwriting."

The Preferred Shares will be preferred shares of beneficial interest of the Fund that entitle their holders to receive cash dividends. In general, each dividend period for the Preferred Shares following the initial dividend period will be [ ] days. The dividend for a particular dividend period will be determined by an auction conducted on the business day immediately prior to the start of that dividend period.

The Preferred Shares will not be listed on an exchange. Investors and potential investors may purchase the Preferred Shares in an auction (an "Auction") by submitting orders to a broker-dealer that has entered into an agreement with the auction agent and the Fund (a "Broker-Dealer"), or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer.

Generally, investors of the Preferred Shares will not receive certificates representing ownership of their shares. Ownership of Preferred Shares will be maintained in book-entry form by the securities depository (the Depository Trust Company ("DTC") or any successor) or its nominee for the account of the investor's agent member (generally the investor's broker-dealer). The investor's agent member, in turn, will maintain records of such investor's beneficial ownership of Preferred Shares.
Investment Objective and Policies
The Fund's investment objective is to provide a high level of total return. The Fund seeks to pursue this objective by applying a fundamental research-driven investment process and will invest in equity and equity-related securities, as well as fixed income securities, including both corporate and sovereign debt in both U.S. and non-U.S. markets.

The Fund invests in a managed mix of equity and debt securities. The Fund is flexibly managed so that, depending on the Fund's investment adviser's outlook, it sometimes will be more heavily invested in equity securities or in debt or fixed income securities. The fixed income securities that the Fund invests in will generally have a maturity ranging from 30 days to over 30 years.

Under normal circumstances, the Fund expects to invest in securities of at least three countries (in addition to the United States). Investments in non-U.S. markets will be made primarily through liquid securities, including depositary receipts (which evidence ownership of underlying foreign securities) such as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). Investments in corporate debt may include both investment grade and non-investment grade issues. The Fund will not invest more than 20% of its total assets in securities rated, at the time of acquisition, below investment grade. There are certain risks associated with investing in these securities, commonly referred to as "junk bonds." See "Risk Factors—Non-Investment Grade Securities Risk." Investments in sovereign debt may also include bonds issued by countries considered emerging markets. The Fund will invest no more than 20% of its total assets, at the time of acquisition, in securities (including equity and fixed income securities) of governments and companies in emerging markets. The Fund may also invest a portion of its assets in real estate investment trusts, or "REITs."

The Fund will place a high priority on capital preservation, and should the Fund's investment adviser believe that extraordinary conditions affecting global financial markets warrant, the Fund may temporarily be primarily invested in money market securities or money market mutual funds. When the Fund is invested in these instruments for temporary or defensive purposes, it may not achieve its investment objective. The Fund may use a variety of investment techniques designed to capitalize on the declines in the market price of equity securities or declines in market indexes (e.g., the Fund may establish short positions in specific stocks or stock indices) based on the Fund's investment adviser's investment outlook.
Investment Adviser
Clough Capital Partners L.P. ("Clough"), the investment adviser of the Fund, is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended. As of September 30, 2004, Clough had approximately $455 million of assets under management, including approximately $190 million related to the Fund.
Clough is entitled to receive a monthly fee at the annual rate of .70% of the Fund's average daily total assets.

Administrator
ALPS Mutual Funds Services, Inc. ("ALPS"), located at 1625 Broadway, Suite 2200, Denver, Colorado 80202, serves as administrator to the Fund. Under the Administration, Bookkeeping and Pricing Services Agreement, ALPS is responsible for calculating the net asset value of the Common Shares, and generally managing the business affairs of the Fund. The Administration Agreement between the Fund and ALPS provides that ALPS will pay all expenses incurred by the Fund, with the exception of advisory fees, trustees' fees, interest expenses, if any, expenses related to custody of international securities, portfolio transaction expenses, litigation expenses, taxes, costs of preferred shares, expenses of conducting repurchase offers for the purpose of repurchasing Fund shares and extraordinary expenses. ALPS is entitled to receive a monthly fee at the annual rate of .285% of the Fund's average daily total assets.
Risk Factors
Investing in the Fund involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, you should carefully consider the following risks before investing in the Fund:
Risks of Investing in Preferred Shares

Leverage Risk. The Fund may, but is not required to, use financial leverage for investment purposes. In addition to issuing Preferred Shares, the Fund may borrow money or issue debt securities such as commercial paper or notes. Throughout the prospectus, borrowing money and issuing debt securities sometimes may be collectively referred to as "Borrowings." Any Borrowings will have seniority over Preferred Shares and payments to holders of Preferred Shares in liquidation or otherwise will be subject to the prior payment of any Borrowings.

Interest Rate Risk. The Preferred Shares are expected to pay dividends based on short-term interest rates. The Fund will use the proceeds of the Preferred Shares, in part, to buy obligations that pay interest based on longer-term yields. If short-term interest rates rise, Preferred Shares dividend rates may rise such that the amount of dividends paid to Preferred Shares holders exceeds the income from the portfolio securities purchased with the proceeds from the sale of the Preferred Shares. Because dividend and interest income from the Fund's entire investment portfolio (not just the portion purchased with the proceeds from the sale of the Preferred Shares) is available to pay Preferred Shares dividends, however, Preferred Shares dividend rates would need to greatly exceed the Fund's net portfolio income before the Fund's ability to pay Preferred Shares dividends would be jeopardized. If long-term rates rise, the value of the Fund's investment portfolio invested in debt securities will decline, reducing the amount of assets serving as asset coverage for the Preferred Shares.

Auction Risk. Investors may not be able to sell Preferred Shares at an auction if the Auction fails; that is, if there are more Preferred Shares offered for sale than there are buyers for those Preferred Shares. Also, if a hold order is placed at an auction (an order to retain Preferred Shares) only at a specified rate, and that bid rate exceeds the rate set at the Auction, the Preferred Shares will not be retained. If you elect to buy or retain Preferred Shares without specifying a rate below which you would not wish to continue to hold those Preferred Shares, and the auction sets a below market rate, you may receive a lower rate of return on your Preferred Shares than the market rate. Finally, the dividend periods for the Preferred Shares may be changed by the Fund, subject to certain conditions and with notice to the holders of the Preferred Shares, that could also affect the liquidity of an investment in the Preferred Shares. See "Description of Auction Market Preferred Shares" and "The Auction—Auction Procedures."

Secondary Market Risk. It may not be possible to sell Preferred Shares between auctions or it may only be possible to sell them for a price of $25,000 per share plus accumulated dividends. If the Fund has designated a special dividend period (a dividend period of more than [ ] days), changes in interest rates could affect the price of Preferred Shares sold in the secondary market. The Preferred Shares will not be registered on any stock exchange or on any automated quotation system.
Ratings Downgrade Risk. A rating agency could downgrade the rating of the Preferred Shares, which may make Preferred Shares less liquid at an Auction or in the secondary market.
General Risks of Investing in the Fund

Non-diversified Status. As a non-diversified investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. An investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund's Common Shares. The Fund intends to comply with the diversification requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. See "Taxes" in the Statement of Additional Information.
Limited Operating History. The Fund is a recently organized, non-diversified, closed-end management investment company with a limited operating history.

Newly Registered Investment Adviser. Clough became registered as an investment adviser on June 3, 2004. However, the principals of Clough have extensive prior experience in advising unregistered funds and private clients utilizing investment strategies substantially similar to those to be applied to the Fund's portfolio.

Key Adviser Personnel Risk. The Fund's ability to identify and invest in attractive opportunities is dependent upon Clough, its investment adviser. If one or more of the key individuals leaves Clough, Clough may not be able to hire qualified replacements at all, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.

Issuer Risk. The value of an issuer's securities (common and preferred) may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

Income Risk. The income shareholders receive from the Fund is based primarily on the dividends and interest it earns from its investments, which can vary widely over the short and long-term. If prevailing market interest rates drop, distribution rates of the Fund's holdings of preferred stock and bonds could drop as well, which could reduce the amount of income available to pay dividends with respect to the Preferred Shares.

Foreign Securities Risk. Foreign issuers are subject to risks of possible adverse political and economic developments abroad. Investing in foreign issuers also involves risks of change in foreign currency exchange rates. The Fund's investments in sovereign debt may also include bonds issued by countries in emerging markets. Emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. The Fund will not invest more than 20% of its assets, at the time of acquisition, in securities (including equity and fixed income securities) of governments and companies in emerging markets, but has no other investment restrictions with respect to investing in foreign issues. See "Risk Factors—Foreign Securities Risk."

Non-Investment Grade Securities Risk. The Fund's investments in preferred stocks and bonds of below investment grade quality (commonly referred to as "junk bonds"), if any, are predominantly speculative because of the credit risk of their issuers. While offering a greater potential opportunity for capital appreciation and higher yields, preferred stocks and bonds of below investment grade quality entail greater potential price volatility and may be less liquid than higher-rated securities. Issuers of below investment grade quality preferred stocks and bonds are more likely to default on their payments of dividends/interest and liquidation value/principal owed to the Fund, and such defaults will reduce the Fund's net asset value and income distributions.

REIT Risk. If the Fund invests in real estate investment trusts, or "REITs," such investment will subject the Fund to various risks. The first, real estate industry risk, is the risk that the REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. The second, investment style risk, is the risk that returns from REITs—which typically are small or medium capitalization stocks—will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. The Fund does not expect to invest a significant portion of its assets in REITs but does not place any investment restrictions with respect to such investments.

Credit Risk. Credit risk is the risk that an issuer of a preferred or debt security will become unable to meet its obligation to make dividend, interest and principal payments. If rating agencies lower their ratings of preferred or debt securities in the Fund's portfolio, the value of those obligations could decline, which could jeopardize the rating agencies' ratings of the Preferred Shares. In addition, the underlying revenue source for a preferred or debt security may be insufficient to pay dividends, interest or principal in a timely manner.

Interest Rate Risk. Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise the market value of such securities generally will fall. The Fund's investment in preferred stocks and fixed-rate debt securities means that the net asset value may decline if market interest rates rise. Interest rates are currently low relative to historic levels. During periods of declining interest rates, an issuer of preferred stock or fixed-rate debt securities may exercise its option to redeem securities prior to maturity, forcing the Fund to reinvest in lower yielding securities. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected payments. This may lock in a below market yield, increase the security's duration, and reduce the value of the security. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase. The value of the Fund's common stock investments may also be influenced by changes in interest rates.

Derivatives Risk. The Fund may acquire put and call options and options on stock indices and enter into stock index futures contracts, certain credit derivatives transactions and short sales in connection with its equity investments. In connection with the Fund's investments in debt securities, it may enter into related derivatives transactions such as interest rate futures, swaps and options thereon and certain credit derivatives transactions. Derivatives transactions of the types described above subject the Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. The Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivatives contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivatives contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Hedging Strategy Risk. There may be an imperfect correlation between changes in the value of the Fund's portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund's success in using hedge instruments is subject to Clough's ability to predict correctly changes in the relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance that Clough's judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

Inflation Risk. Inflation risk is the risk that the purchasing power of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Preferred Shares and distributions thereon can decline and dividend rates of preferred shares would likely increase.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. Clough and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Small and Medium Cap Company Risk. Compared to investment companies that focus only on large capitalization companies, the price of the Common Shares may be more volatile because it also invests in small and medium capitalization companies. Compared to large companies, small and medium capitalization companies are more likely to have (i) more limited product lines or markets and less mature businesses, (ii) fewer capital resources, (iii) more limited management depth and (iv) shorter operating histories. Further, compared to large cap stocks, the securities of small and medium capitalization companies are more likely to experience sharper swings in market values, be harder to sell at times and at prices that Clough believes appropriate, and offer greater potential for gains and losses.

Convertible Securities Risk. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objective.

Liquidity Risk. Restricted securities and other illiquid investments of the Fund involve the risk that the securities will not be able to be sold at the time desired by Clough or at prices approximating the value at which the Fund is carrying the securities. Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the trustees of the Fund.

Market Disruption Risk. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. The Fund cannot predict the effects of similar events in the future on the U.S. economy and securities markets. These terrorist attacks and related events, including the war in Iraq, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Shares.
Anti-takeover provisions
The Fund's Agreement and Declaration of Trust, dated April 27, 2004 (the "Declaration of Trust") includes provisions that could have the effect of inhibiting the Fund's possible conversion to open-end status and limiting the ability of other entities or persons to acquire control of the Fund's board of trustees ("Board of Trustees"). In certain circumstances, these provisions might also inhibit the ability of shareholders to sell their shares at a premium over prevailing market prices. See "Certain Provisions of the Agreement and Declaration of Trust—Anti-Takeover Provisions in the Declaration of Trust."
Custodian and Transfer Agent	The Bank of New York serves as the Fund's custodian and transfer agent. See "Custodian and Transfer Agent."
Trading Market
The Preferred Shares are not listed on an exchange. Instead, you may buy or sell Preferred Shares at an auction that normally is held every [ ] days by submitting orders to a broker-dealer that has entered into an agreement with the auction agent and the Fund (a "Broker-Dealer"), or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. In addition to the auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in Preferred Shares outside of auctions, but may discontinue this activity at any time. A secondary market may not develop, or if it does develop, it may not provide shareholders with liquidity. You may transfer Preferred Shares outside of auctions only to or through a Broker-Dealer, or a broker-dealer that has entered into a separate agreement with a Broker-Dealer.

The table below shows the first auction date for the Preferred Shares of the Fund and the day on which each subsequent auction will normally be held. The first auction date for the Preferred Shares of the Fund will be the business day before the dividend payment date for the initial dividend period. The start date for subsequent dividend periods normally will be the business day following the auction date unless the then-current dividend period is a special dividend period, or the day that normally would be the auction date or the first day of the subsequent dividend period is not a business day.
First Auction Date*	Subsequent Auction Day

                *  All dates are 2004.

Dividend Rate	The table below shows the dividend rate for the initial dividend period of the Preferred Shares offered in this prospectus. For subsequent dividend periods, Preferred Shares will pay dividends based on a rate set at auctions, normally held every [ ] days. In most instances dividends are paid on the day following the end of the dividend period. The rate set at auction will not exceed the maximum applicable rate. See "The Auction—Auction Procedures."

Finally, the table below shows the number of days of the initial dividend period for the Preferred Shares. Subsequent dividend periods generally will be every [ ] days. The dividend payment date or special dividend periods of more than [ ] days will be set out in the notice designating a special dividend period. See "Description of Preferred Shares—Dividends and Dividend Rate Periods."
Initial Dividend Rate	Dividend Payment Date for Initial Dividend Period*	Subsequent Dividend Payment Day	Number of Days in Initial Dividend Period
%		Every [ ] Days

                *  All dates are 2004.

Taxation	Dividends paid with respect to Preferred Shares will constitute dividends for U.S. federal income tax purposes to the extent attributable to the Fund's current or accumulated earnings and profits. For a further discussion of the tax treatment of dividends paid by the Fund see "Taxes—General." Distributions of net capital gain, to the extent so designated, will be treated as long-term capital gains.

Redemption
Although the Fund will not ordinarily redeem Preferred Shares, it may be required to redeem Preferred Shares if, for example, the Fund does not meet an asset coverage ratio required by law or in order to correct a failure to meet a rating agency guideline in a timely manner. See "Description of Auction Market Preferred Shares—Redemption—Mandatory Redemption." The Fund voluntarily may redeem Preferred Shares in certain circumstances. See "Description of Auction Market Preferred Shares—Redemption—Optional Redemption."
Liquidation Preference
The liquidation preference of the Preferred Shares is $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). See "Description of Auction Market Preferred Shares—Liquidation Rights."
Rating
The Preferred Shares will be issued with a credit quality rating of "AAA" by Standard and Poor's Ratings Group, a division of the McGraw-Hill Companies, Inc. ("S&P"), and "AAA" by Fitch Ratings, Inc. ("Fitch"). The Fund may at some future time look to have its Preferred Shares rated by additional or substitute rating agencies. Because the Fund is required to maintain at least two ratings, it must own portfolio securities of sufficient value with adequate credit quality to meet the rating agency's guidelines. See "Description of Auction Market Preferred Shares—Rating Agency Guidelines and Asset Coverage."
Voting Rights
The 1940 Act requires that the holders of Preferred Shares and any other preferred shares of the Fund ("Other Preferred Shares"), voting as a separate class, have the right to elect at least two Trustees of the Fund at all times and to elect a majority of the Trustees at any time when two years' dividends on the Preferred Shares or any Other Preferred Shares are unpaid. The holders of Preferred Shares and any Other Preferred Shares of the Fund will vote as a separate class on certain other matters as required under the Declaration of Trust and the 1940 Act. See "Description of Preferred Shares—Voting Rights" and "Certain Provisions of the Agreement and Declaration of Trust."

FINANCIAL HIGHLIGHTS

        The information contained in the table below shows the unaudited operating performance of the Fund from the commencement of the Fund's investment operations on             until                        . Because the Fund was recently organized and commenced investment operations on            , the table covers less than    weeks of operations, during which a substantial portion of the Fund's portfolio was held in temporary investments pending investment in securities that meet the Fund's investment objective and policies. Accordingly, the information presented may not provide a meaningful picture of the Fund's operating performance. The following table includes selected data for a share outstanding throughout the period identified below and other performance information derived from the Fund's Unaudited Financial Statements included in the Statement of Additional Information. The table should be read in conjunction with the Unaudited Financial Statements and notes thereto.

For the Period                  , 2004* to                  , 2004 (unaudited)

Per Common Share Operating Performance
Net asset value-beginning of period	$
Income from investment operations:
Net investment income (loss)
Net realized and unrealized gain (loss) on investments
Total from investment operations
Distributions to Common Shareholders From:
Net investment income
Total distributions
Capital Share Transactions:
Common share offering costs charged to paid in capital
Total capital share transactions
Net asset value-end of period	$
Market price-end of period	$
Total Return(1)		%
Ratios and Supplemental Data
Net assets, end of period (000)	$
Ratio of expenses to average net assets		%(2)
Ratio of net investment income to average net assets		%(2)
Portfolio turnover rate		%

        See accompanying notes to financial statements in the Statement of Additional Information.

*
Commencement of investment operations.

(1)
Total investment return is calculated assuming a purchase of a common share at the current market price on the first day and a sale at the current market price on            , 2004. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

(2)
Annualized.

THE FUND

        The Fund is a closed-end management investment company registered under the 1940 Act that began operations on July 28, 2004. The Fund was organized as a Delaware statutory trust on April 27, 2004, pursuant to a Certificate of Trust governed by the laws of the state of Delaware, and has little operating history. The Fund's principal office is located at 1625 Broadway, Suite 2200, Denver, Colorado 80202 and its telephone number is (877) 256-8445 (toll-free).

USE OF PROCEEDS

        The net proceeds of this offering will be approximately $            after payments of the sales load and expected offering costs. The net proceeds will be invested in accordance with the Fund's investment objective and policies (as stated below). It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in securities that meet those investment objective and policies during a period estimated not to exceed three months from completion of the offering of the Preferred Shares depending on market conditions and the availability of appropriate securities. Pending investment of the net proceeds in accordance with the Fund's investment objective and policies, the Fund will invest in money market securities or money market mutual funds.

CAPITALIZATION

        The following table sets forth the unaudited capitalization of the Fund as of            , 2004 and as adjusted to give effect to the issuance of the Preferred Shares offered hereby.

	Actual	As Adjusted
	(Unaudited)	(Unaudited)
Shareholders' Equity:
Preferred Shares, no par value per share (no shares issued actual; shares issued as adjusted, at $25,000 per share liquidation preference)	$	$
Common Shares, no par value ( shares issued and outstanding)
Net undistributed investment income
Net accumulated realized gain (loss)
Net unrealized appreciation on investments
Net assets attributable to Common Shares
Net assets, plus liquidation preference of Preferred Shares	$	$

PORTFOLIO COMPOSITION

        As of            , 2004, approximately            % of the market value of the Fund's portfolio was invested in common stocks and approximately             % was invested in long-term obligations and preferred stock. At that date, the Fund did not have any investments in short-term obligations. As of             , 2004, the following table indicates the approximate percentage of the Fund's portfolio invested in preferred stocks and long-term obligations for each of the ratings categories listed below for each of S&P, Fitch and Moody's Investors Service, Inc. ("Moody's").

S&P(1)	Moody's(1)	Fitch(1)	Value		Percent
AAA	Aaa	AAA		—	—
AA	Aa	AA		—	—
A	A	A	$			%
BBB	Baa	BBB
BB	Ba	BB
B	B	B
CCC	Caa	CCC

(1)
Ratings: using the higher of S&P's, Moody's or Fitch's ratings on the Fund's investments. S&P and Fitch rating categories may be modified further by a plus (+) or minus (-) in AA, A, BBB, BB, and CCC ratings. Moody's rating categories may be modified further by a 1, 2 or 3 in Aa, A, Baa, Ba, B, and Caa ratings.

INVESTMENT OBJECTIVE AND POLICIES

General

        The Fund's investment objective is to provide a high level of total return. The Fund seeks to pursue this objective by applying a fundamental research-driven investment process and will invest in equity and equity-related securities, as well as fixed income securities, including both corporate and sovereign debt, in both U.S. and non-U.S. markets. There is no assurance that the Fund will achieve its investment objective.

        The Fund invests in a managed mix of equity and debt securities. The Fund is flexibly managed so that, depending on the Fund's investment adviser's outlook, it sometimes will be more heavily invested in equity securities or in debt or fixed income securities. The fixed income securities that the Fund invests in will generally have a maturity ranging from 30 days to over 30 years. Under normal circumstances, the Fund expects to invest in securities of at least three countries (in addition to the United States). Investments in non-U.S. markets will be made primarily through liquid securities, including depositary receipts (which evidence ownership of underlying foreign securities) such as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). Investments in corporate debt may include both investment grade and non-investment grade issues. Investments in sovereign debt may also include bonds issued by countries considered emerging markets. The Fund will invest no more than 20% of its total assets, at the time of acquisition, in securities (including equity and fixed income securities) of governments and companies in emerging markets.

        The Fund will place a high priority on capital preservation and should the Fund's investment adviser believe that extraordinary conditions affecting financial markets warrant, the Fund may temporarily be primarily invested in money market securities or money market mutual funds. When the Fund is invested in these instruments for temporary or defensive purposes, it may not achieve its investment objective. The Fund may use a variety of investment techniques designed to capitalize on the declines in the market price of equity securities or declines in market indexes (e.g., the Fund may establish short positions in specific stocks or stock indices) based on the Fund's investment adviser's investment outlook.

Investment Strategy

        Clough believes that above average investment returns can be achieved when key, proprietary insights into industry or economic trends are discovered, and their significance understood, before they become obvious to other investors. Within this context, the investment process will focus on investing in accordance with a limited number of major global investment themes identified by Clough. Industry consolidation, technological change, an emerging shortage of a product or raw material which derives from a period of under-investment, changes in government regulation, or major economic or investment cycles are examples of themes Clough would emphasize in its investment focus. Attractive investment themes will often be influenced by global trends, which make investments in certain industries across more than one geographic market likely.

        Once attractive themes are identified, Clough will utilize a "bottom-up" research process to identify companies it believes are best positioned to benefit from those specific themes. Individual positions will be selected based upon a host of qualitative and quantitative factors including, but not limited to, such factors as a company's competitive position, quality of company management, quality and visibility of earnings and cash flow, balance sheet strength and relative valuation. This approach may provide investment opportunities in various levels of a company's capital structure, including common and preferred stock, as well as corporate bonds, including convertible debt securities.

        Under the Fund's theme-oriented investment approach, investment positions may be concentrated in only a relatively small number of industries. The Fund will attempt to diversify within its investment themes, as appropriate, to lower volatility. Individual equity positions on both the long and short side of the portfolio will typically be below 5% of total assets. The Fund also does not have restrictions on the levels of portfolio turnover. However, since major industry trends often last years, Clough believes that a theme-based investment approach can result in opportunities for tax efficient investing (as a result of lower portfolio turnover).

        The Fund is not required to maintain any particular percentage of its assets in equity securities, or in fixed in come securities, and Clough may change the weightings of the Fund's investments in equity and fixed income securities based upon Clough's assessment of the prevailing interest rate environment and expected returns relative to other identified investment opportunities. Generally, the Fund will increase its investments in fixed income securities when Clough anticipates that the return on these securities will exceed the return on equity securities, and vice versa.

        Generally, securities will be purchased or sold on national securities exchanges and in the over-the-counter market. From time to time, securities may be purchased or sold in private transactions, including securities that are not publicly traded or that are otherwise illiquid. Clough does not expect such investments to comprise more than 5% of the Fund's total assets (determined at the time the investment is made).

        Clough may invest the Fund's cash balances in any investments it deems appropriate, including, without limitation and as permitted under the 1940 Act, money market funds, repurchase agreements and U.S. Treasury and U.S. agency securities. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into Clough's recommendations and the portfolio managers' decisions are subjective.

        The Fund's portfolio will be actively managed and securities may be bought or sold on a daily basis. Investments may be added to the portfolio if they satisfy value-based criteria or contribute to the portfolio's risk profile. Investments may be removed from the portfolio if Clough believes that their market value exceeds full value, they add inefficient risk or the initial investment thesis fails.

Portfolio Investments

Common Stocks

        Common stock represents an equity ownership interest in an issuer. The Fund will have substantial exposure to common stocks. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of common stocks to which the Fund has exposure. Common stock prices fluctuate for many reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuer occurs. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

Small and Medium Cap Companies

        The Fund may invest in securities of small capitalization companies currently considered by Clough to mean companies with market capitalization at or below $1 billion. It may also invest in medium capitalization companies, currently considered by Clough to mean companies with market capitalization of between $1 billion and $5 billion.

Preferred Stocks

        Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock.

        Although they are equity securities, preferred stocks have certain characteristics of both debt and common stock. They are debt-like in that their promised income is contractually fixed. They are common stock-like in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Furthermore, they have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

        In order to be payable, dividends on preferred stock must be declared by the issuer's board of directors or trustees. In addition, distributions on preferred stock may be subject to deferral and thus may not be automatically payable. Income payments on some preferred stocks are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or trustees or otherwise made payable. Other preferred stocks are non-cumulative, meaning that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock, although Clough would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

        Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers' industries or sectors. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates.

        Because the claim on an issuer's earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund's holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Restricted and Illiquid Securities

        Although the Fund will invest primarily in publicly traded securities, it may invest a portion of its assets (generally, 5% of its value) in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional markets for unregistered securities and the importance of institutional investors in the formation of capital, the Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which is designed to further facilitate efficient trading among eligible institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. The Fund will be eligible to purchase securities in Rule 144A transactions if and when it owns at least $100 million of securities of unaffiliated issuers. To the extent privately placed securities held by the Fund qualify under Rule 144A, and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could have the effect of increasing the level of the Fund's illiquidity. The Fund may adopt procedures under which certain Rule 144A securities will not be deemed to be illiquid, if certain criteria are satisfied with respect to those securities and the market therefor. Foreign securities that can be freely sold in the markets in which they are principally traded are not considered by the Fund to be restricted. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the U.S. Repurchase agreements with maturities of more than [    ] days will be treated as illiquid.

Corporate Bonds and Other Debt Securities

        The Fund may invest in corporate bonds, debentures and other debt securities. Debt securities in which the Fund may invest may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities are "perpetual" in that they have no maturity date.

        The Fund will not invest more than 20% of its total assets in securities rated below investment grade (i.e., securities rated lower than Baa or baa by Moody's or lower than BBB by S&P, or their equivalent as determined by Clough. These securities are commonly referred to as "junk bonds." The foregoing credit quality policy applies only at the time a security is purchased, and the Fund is not required to dispose of securities already owned by the Fund in the event of a change in assessment of credit quality or the removal of a rating.

Foreign Securities

        Under normal circumstances, the Fund invests a portion of its assets in securities of issuers located in at least three countries (in addition to the United States). The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. As an alternative to holding foreign-traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts as described below, which evidence ownership in underlying foreign securities).

        Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

        The Fund may purchase ADRs, EDRs and GDRs, which are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid.

        The Fund's investments in sovereign debt may also include bonds issued by countries in emerging markets. Emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. While there is no limit on the amount of assets the Fund may invest outside of the United States, the Fund will not invest more than 20% of its assets, at the time of acquisition, in securities (including equity and fixed income securities) of governments and companies in emerging markets.

Real Estate Investment Trusts (REITs)

        REITs are companies that own and manage real estate, including apartment buildings, offices, shopping centers, industrial buildings, and hotels. By investing in REITs, the Fund may gain exposure to the real estate market with greater liquidity and diversification than through direct ownership of property, which can be costly and require ongoing management and maintenance, and which can be difficult to convert into cash when needed. The Fund does not expect to invest a significant portion of its assets in REITs but does not have any investment restrictions with respect to such investments.

Warrants

        The Fund may invest in equity and index warrants of domestic and international issuers. Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

        Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Convertible Securities and Bonds with Warrants Attached

        The Fund may invest in preferred stocks and fixed-income obligations that are convertible into common stocks of domestic and foreign issuers, and bonds issued as a unit with warrants to purchase equity or fixed income securities. Convertible securities in which the Fund may invest, comprised of both convertible debt and convertible preferred stock, may be converted at either a stated price or at a stated rate into underlying shares of common stock. Because of this feature, convertible securities generally enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities often provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds, and, in addition, fluctuates in relation to the underlying common stock.

        Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds may also be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at a favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

Investment Techniques

        The Fund may, but is under no obligation to, from time to time employ a variety of investment techniques, including those described below, to hedge against fluctuations in the price of portfolio securities, to enhance total return or to provide a substitute for the purchase or sale of securities. Some of these techniques, such as purchases of put and call options, options on stock indices and stock index futures and entry into certain credit derivative transactions and short sales, may be used as hedges against or substitutes for investments in equity securities. Other techniques such as the purchase of interest rate futures and entry into transactions involving interest rate swaps, options on interest rate swaps and certain credit derivatives are hedges against or substitutes for investments in debt securities. The Fund's ability to utilize any of the techniques described below may be limited by restrictions imposed on its operations in connection with obtaining and maintaining its qualification as a regulated investment company under the Code. Additionally, other factors (such as cost) may make it impractical or undesirable to use any of these investment techniques from time to time.

Options on Securities

        In order to hedge against adverse market shifts, the Fund may utilize up to 10% of its total assets (in addition to the 10% limit applicable to options on stock indices described below) to purchase put and call options on securities. In addition, the Fund may seek to increase its income or may hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security or its equivalent covered by the option or its equivalent from the writer of the option at the stated exercise price. Under interpretations of the Securities and Exchange Commission currently in effect, which may change from time to time, a "covered" call option means that so long as the Fund is obligated as the writer of the option, it will own (1) the underlying instruments subject to the option, (2) instruments convertible or exchangeable into the instruments subject to the option or (3) a call option on the relevant instruments with an exercise price no higher than the exercise price on the call option written.

        Similarly, the Securities and Exchange Commission currently requires that, to support its obligation to purchase the underlying instruments if a put option written by the Fund is exercised, the Fund must (1) deposit with its custodian in a segregated account liquid securities having a value at least equal to the exercise price of the underlying securities, (2) continue to own an equivalent number of puts of the same "series" (that is, puts on the same underlying security having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying security) with exercise prices greater than those it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account) or (3) sell short the securities underlying the put option at the same or a higher price than the exercise price on the put option written.

        The Fund will receive a premium when it writes put and call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as the writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the security's market value at the time of the option exercise over the Fund's acquisition cost of the security, less the sum of the premium received for writing the option and the difference, if any, between the call price paid to the Fund and the Fund's acquisition cost of the security. Thus, in some periods the Fund might receive less total return and in other periods greater total return from its hedged positions than it would have received from leaving its underlying securities unhedged.

        The Fund may purchase and write options on securities that are listed on national securities exchanges or are traded over the counter, although it expects, under normal circumstances, to effect such transactions on national securities exchanges.

        As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time prior to the option's expiration date. The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale transactions. In entering into a closing sale transaction, the Fund would sell an option of the same series as the one it has purchased. The ability of the Fund to enter into a closing sale transaction with respect to options purchased and to enter into a closing purchase transaction with respect to options sold depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

        In purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the Fund are small in relation to the market value of the instruments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

Options on Stock Indices

        The Fund may utilize up to 10% of its total assets (in addition to the 10% limit applicable to options on stock indices described below) to purchase put and call options on domestic stock indices to hedge against risks of market-wide price movements affecting its assets. In addition, the Fund may write covered put and call options on stock indices. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Options on stock indices are similar to options on securities. Because no underlying security can be delivered, however, the option represents the holder's right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The advisability of using stock index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Fund's investments and the sensitivity of its investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the Fund's securities investments correlate with price movements in the stock index selected. In addition, successful use by the Fund of options on stock indices will be subject to the ability of Clough to predict correctly changes in the relationship of the underlying index to the Fund's portfolio holdings. No assurance can be given that Clough's judgment in this respect will be correct.

        When the Fund writes an option on a stock index, it will establish a segregated account with its custodian in which the Fund will deposit liquid securities in an amount equal to the market value of the option, and will maintain the account while the option is open.

Short Sales

        The Fund intends to attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that Clough believes possess volatility characteristics similar to those being hedged. In addition, the Fund intends to use short sales for non-hedging purposes to pursue its investment objective. Subject to the requirements of the 1940 Act and the Code, the Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 30% of the value of its total assets.

        A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the sale. The

Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

        The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

        If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is unlimited.

        The Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Fund expects normally to close its short sales against-the-box by delivering newly acquired stock.

        Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Short-selling exposes the Fund to unlimited risk with respect to that security due to the lack of an upper limit on the price to which an instrument can rise. Although the Fund reserves the right to utilize short sales, and currently intends to utilize short sales, Clough is under no obligation to utilize short sales at all.

Futures Contracts and Options on Futures Contracts

        The Fund may enter into interest rate and stock index futures contracts and may purchase and sell put and call options on such futures contracts. The Fund will enter into such transactions for hedging and other appropriate risk-management purposes or to increase return, in accordance with the rules and regulations of the Commodity Futures Trading Commission ("CFTC") and the Securities and Exchange Commission.

        An interest rate futures contract is a standardized contract for the future delivery of a specified security (such as a fixed-interest U.S. government debt security with a maturity over 10 years ("a U.S. Treasury Bond") or a fixed-interest rate U.S. government debt security with a maturity between 1 and 10 years (a "U.S. Treasury Note")) or its equivalent at a future date at a price set at the time of the contract. A stock index futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period. The Fund may only enter into futures contracts traded on regulated commodity exchanges.

        Parties to a futures contract must make "initial margin" deposits to secure performance of the contract. There are also requirements to make "variation margin" deposits from time to time as the value of the futures contract fluctuates. Clough has claimed an exclusion from the definition of commodity pool operator under the Commodity Exchange Act (the "CEA") and, therefore, Clough will not be subject to registration or regulation as a commodity pool operator under the CEA. The Fund reserves the right to engage in transactions involving futures and options thereon and in accordance with the Fund's policies. In addition, certain provisions of the Code may limit the extent to which the Fund may enter into futures contracts or engage in options transactions.

        Pursuant to the views of the Securities and Exchange Commission currently in effect, which may change from time to time, with respect to futures contracts to purchase securities or stock indices, call options on futures contracts purchased by the Fund and put options on futures contracts written by the Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the Securities and Exchange Commission is that the Fund's long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or certain liquid assets held in a segregated account or "covered" in a manner similar to that described below for covered options on securities (see "Investment Objective and Policies—Investment Techniques—Options on Securities"). However, even if "covered," these instruments could have the effect of leveraging the Fund's portfolio.

        The Fund may either accept or make delivery of cash or the underlying instrument specified at the expiration of an interest rate futures contract or cash at the expiration of a stock index futures contract or, prior to expiration, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures contracts are effected on the exchange on which the contract was entered into (or a linked exchange).

        The Fund may purchase and write put and call options on interest rate futures contracts and stock index futures contracts in order to hedge all or a portion of its investments and may enter into closing purchase transactions with respect to options written by the Fund in order to terminate existing positions. There is no guarantee that such closing transactions can be effected at any particular time or at all. In addition, daily limits on price fluctuations on exchanges on which the Fund conducts its futures and options transactions may prevent the prompt liquidation of positions at the optimal time, thus subjecting the Fund to the potential of greater losses.

        An option on an interest rate futures contract or stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a stock index futures contract or interest rate futures contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).

        With respect to options purchased by the Fund, there are no daily cash payments made by the Fund to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

        While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Further, the Fund's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to Clough's ability to predict correctly changes in interest rate relationships or other factors. No assurance can be given that Clough's judgment in this respect will be correct.

When-Issued and Delayed Delivery Transactions

        New issues of preferred and debt securities may be offered on a when-issued or delayed delivery basis, which means that delivery and payment for the security normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the dividends that will be received on the security are fixed at the time the buyer enters into the commitment. The Fund will make commitments to purchase securities on a when-issued or delayed delivery basis only with the intention of acquiring the securities, but may sell these securities before the settlement date if Clough deems it advisable. No additional when-issued or delayed delivery commitments will be made if more than 20% of the Fund's total assets would be so committed. Securities purchased on a when-issued or delayed delivery basis may be subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased or sold on a when-issued or delayed delivery basis may expose the Fund to risk because they may experience these fluctuations prior to their actual delivery. The Fund will not accrue income with respect to a debt security it has purchased on a when-issued or delayed delivery basis prior to its stated delivery date but will accrue income on a delayed delivery security it has sold. Purchasing or selling securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of the Fund consisting of liquid securities equal at all times to the amount of the Fund's when-issued and delayed delivery purchase commitments will be established and maintained with the Fund's custodian. Placing securities rather than cash in the segregated account may have a leveraging effect on the Fund's net asset value per share; that is, to the extent that the Fund remains substantially fully invested in securities at the same time that it has committed to purchase securities on a when-issued or delayed delivery basis, greater fluctuations in its net asset value per share may occur than if it has set aside cash to satisfy its purchase commitments.

Interest Rate Swaps and Options Thereon ("Swaptions")

        The Fund may enter into interest rate swap agreements and may purchase and sell put and call options on such swap agreements, commonly referred to as swaptions. The Fund will enter into such transactions for hedging some or all of its interest rate exposure in its holdings of preferred securities and debt securities. Interest rate swap agreements and swaptions are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the CFTC or the Securities and Exchange Commission.

        An interest rate swap is an agreement between two parties where one party agrees to pay a contractually stated fixed income stream, usually denoted as a fixed percentage of an underlying "notional" amount, in exchange for receiving a variable income stream, usually based on the London Interbank Offered Rate (LIBOR), and denoted as a percentage of the underlying notional amount. From the perspective of a fixed rate payer, if interest rates rise, the payer will expect a rising level of income since the payer is a receiver of floating rate income. This would cause the value of the swap contract to rise in value, from the payer's perspective, because the discounted present value of its obligatory payment stream is diminished at higher interest rates, all at the same time it is receiving higher income. Alternatively, if interest rates fall, the reverse occurs and it simultaneously faces the prospects of both a diminished floating rate income stream and a higher discounted present value of his fixed rate payment obligation. These value changes all work in reverse from the perspective of a fixed rate receiver.

        A swaption is an agreement between two parties where one party purchases the right from the other party to enter into an interest rate swap at a specified date and for a specified "fixed rate" yield

(or "exercise" yield). In a pay-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a payer of fixed rate and receiver of variable rate, while the writer of the swaption has the obligation to enter into the other side of the interest rate swap. In a received-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a receiver of fixed rate and a payer of variable rate, while the writer of the swaption has the obligation to enter into the opposite side of the interest rate swap.

        A pay-fixed swaption is analogous to a put option on Treasury securities in that it rises in value as interest rate swap yields rise. A receive-fixed swaption is analogous to a call option on Treasury securities in that it rises in value as interest rate swap yields decline. As with other options on securities, indices, or futures contracts, the price of any swaption will reflect both an intrinsic value component, which may be zero, and a time premium component. The intrinsic value component represents what the value of the swaption would be if it were immediately exercisable into the underlying interest rate swap. The intrinsic value component measures the degree to which an option is in-the-money, if at all. The time premium represents the difference between the actual price of the swaption and the intrinsic value.

        It is customary market practice for swaptions to be "cash settled" rather than an actual position in an interest rate swap being established at the time of swaption expiration. For reasons set forth more fully below, Clough expects to enter strictly into cash settled swaptions (i.e., where the exercise value of the swaption is determined by reference to the market for interest rate swaps then prevailing).

Credit Derivatives

        The Fund may enter into credit derivative transactions, either to hedge credit exposure or to gain exposure to an issuer or group of issuers more economically than can be achieved by investing directly in preferred or debt securities. Credit derivatives fall into two broad categories: credit default swaps and market spread swaps, both of which can reference either a single issuer or obligor or a portfolio of preferred and/or debt securities. In a credit default swap, which is the most common form of credit derivative, the purchaser of credit protection makes a periodic payment to the seller (swap counterparty) in exchange for a payment by the seller should a referenced security or loan, or a specified portion of a portfolio of such instruments, default during the life of the swap agreement. If there were a default event as specified in the swap agreement, the buyer either (i) would receive from the seller the difference between the par (or other agreed-upon) value of the referenced instrument(s) and the then-current market value of the instrument(s) or (ii) have the right to make delivery of the reference instrument to the counterparty. If there were no default, the buyer of credit protection would have spent the stream of payments and received no benefit from the contract. Market spread swaps are based on relative changes in market rates, such as the yield spread between a preferred security and a benchmark Treasury security, rather than default events.

        In a market spread swap, two counterparties agree to exchange payments at future dates based on the spread between a reference security (or index) and a benchmark security (or index). The buyer (fixed-spread payer) would receive from the seller (fixed-spread receiver) the difference between the market rate and the reference rate at each payment date, if the market rate were above the reference rate. If the market rate were below the reference rate, then the buyer would pay to the seller the difference between the reference rate and the market rate. The Fund may utilize market spread swaps to "lock in" the yield (or price) of a security or index without having to purchase the reference security or index. Market spread swaps may also be used to mitigate the risk associated with a widening of the spread between the yield or price of a security in the Fund's portfolio relative to a benchmark Treasury security. Market spread options, which are analogous to swaptions, give the buyer the right but not the obligation to buy (in the case of a call) or sell (in the case of a put) the referenced market spread at a fixed price from the seller. Similarly, the seller of a market spread option has the obligation to sell (in the case of a call) or buy (in the case of a put) the referenced market spread at a fixed price from the buyer. Credit derivatives are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the CFTC or the Securities and Exchange Commission.

Interest Rate Swaps, Swaptions, and Credit Derivatives (General)

        The pricing and valuation terms of interest rate swaps, swaptions and credit derivatives are not standardized and there is no clearinghouse whereby a party to the agreement can enter into an offsetting position to close out a contract. Interest rate swaps, swaptions, and credit derivatives are usually (1) between an institutional investor and a broker-dealer firm or bank or (2) between institutional investors. In addition, substantially all swaps are entered into subject to the standards set forth by the International Swaps and Derivatives Association ("ISDA"). ISDA represents participants in the privately negotiated derivatives industry. It helps formulate the investment industry's position on regulatory and legislative issues, develops international contractual standards, and offers arbitration on disputes concerning market practice.

        Under the rating agency guidelines imposed in connection with the intended issuance of preferred shares by the Fund, it is expected that the Fund will be authorized to enter into swaptions and to purchase credit default swaps without limitation but will be subject to limitation on entering into interest rate swap agreements or selling credit protection. Certain rating agency guidelines may be changed from time to time and it is expected that those relating to interest rate swaps, swaptions, and credit derivatives would be able to be revised by the Board of Trustees, without shareholder vote of the Common Shares or the Fund's preferred shares, so long as the relevant rating agency(ies) has given written notice that such revisions would not adversely affect the rating of the Fund's preferred shares then in effect.

        The Board of Trustees has currently limited the Fund's use of interest rate and credit swaps and swaptions as follows: (1) swaps and swaptions must be U.S. dollar-denominated and used for hedging purposes only; (2) no more than 5% of the Fund's total assets, at the time of purchase, may be invested in time premiums paid for swaptions; (3) swaps and swaptions must conform to the standards of the ISDA Master Agreement; and (4) the counterparty must be a bank or broker-dealer firm regulated under the laws of the United States of America that is (a) on a list approved by the Board of Trustees, (b) with capital of at least $100 million and (c) which is rated investment grade by both Moody's and S&P. These criteria can be modified by the Board of Trustees at any time in its discretion.

        The market value of the Fund's investments in credit derivatives and/or premiums paid therefor as a buyer of credit protection will not exceed 10% of the Fund's total assets and the notional value of the credit exposure to which the Fund is subject when it sells credit derivatives sold by the Fund will not exceed 33 1/3% of the Fund's total assets.

        Clough expects that the Fund will be subject to the initial and subsequent mark-to-market collateral requirements that are standard among ISDA participants. These requirements help insure that the party who is a net obligor at current market value has pledged for safekeeping, to the counterparty or its agent, sufficient collateral to cover any losses should the obligor become incapable, for whatever reason, of fulfilling its commitments under the swap or swaption agreements. This is analogous, in many respects, to the collateral requirements in place on regular futures and options exchanges. The Fund will be responsible for monitoring the market value of all derivative transactions to ensure that they are properly collateralized.

        If Clough determines it is advisable for the Fund to enter into such transactions, the Fund will institute procedures for valuing interest rate swap, swaption, or credit derivative positions to which it is party. Interest rate swaps, swaptions, and credit derivatives will be valued by the counterparty to the swap or swaption in question. Such valuation will then be compared with the valuation provided by a broker-dealer or bank that is not a party to the contract. In the event of material discrepancies, the Fund has procedures in place for valuing the swap or swaption, subject to the direction of the Board of

Trustees, which include reference to (1) third-party information services, such as Bloomberg, and (2) comparison with Clough's valuation models.

        The use of interest rate swaps, swaptions, and credit derivatives, as the foregoing discussion suggests, are subject to risks and complexities beyond what might be encountered in standardized, exchange traded options and futures contracts. Such risks include operational risks, valuation risks, credit risks and/or counterparty risk (i.e., the risk that the counterparty cannot or will not perform its obligations under the agreement). In addition, at the time the interest rate swap, swaption, or credit derivative reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund.

        While the Fund may utilize interest rate swaps, swaptions, and credit derivatives for hedging purposes or to enhance total return, their use might result in poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell or pledge a portion of its underlying portfolio of securities in order to meet daily mark-to-market collateralization requirements at a time when it might be disadvantageous to do so.

        There may be an imperfect correlation between the Fund's portfolio holdings and swaps, swaptions, or credit derivatives entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Further, the Fund's use of swaps, swaptions, and credit derivatives to reduce risk involves costs and will be subject to Clough's ability to predict correctly changes in interest rate relationships, volatility, credit quality or other factors. No assurance can be given that Clough's judgment in this respect will be correct.

Temporary Investments

        From time to time, as Clough deems warranted based on market conditions, the Fund may invest temporarily in cash, money market securities, money market mutual funds or cash equivalents, which may be inconsistent with the Fund's investment objective. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. government obligations.

Portfolio Turnover

        Although the Fund cannot accurately predict its portfolio turnover rate, it may exceed 100% (excluding turnover of securities having a maturity of one year or less). A high turnover rate (100% or more) necessarily involves greater expenses to the Fund and may result in realization of net short-term capital gains.

Foreign Currency Transactions

        The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

        Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used when a security denominated in a foreign currency is purchased or sold, or when the Fund anticipates receipt in a foreign currency of dividend or interest payments on such a security. A forward contract can then "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when Clough believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. The Fund may engage in cross-hedging by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if Clough determines that there is an established historical pattern of correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. The Fund may use forward contracts to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets.

        Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as a counterparty.

Illiquid Securities

        The Fund may invest in securities for which there is no readily available trading market or which are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act, and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by Clough pursuant to procedures adopted by the Board of Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

        It may be difficult to sell such securities at a price representing their fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

Repurchase Agreements

        A repurchase agreement exists where the Fund sells a security (typically U.S. government securities) to a party for cash and agrees to buy the same security back on a specific date (typically the next business day) from the same party for cash. Repurchase agreements carry several risks. For instance, the Fund could incur a loss if the value of the security sold has increased more than the value of the cash and collateral held. In addition, the other party to the agreement may default, in which case the Fund would not re-acquire possession of the security and suffer full value loss (or incur costs when attempting to purchase a similar security from another party). Also, in a bankruptcy proceeding involving the other party, a court may determine that the security does not belong to the Fund and order that the security be used to pay off the debts of the bankrupt. The Fund will reduce the risk by requiring the other party to put up collateral, whose value is checked and reset daily. The Fund also intends only to deal with parties that appear to have the resources and the financial strength to live up to the terms of the agreement. Repurchase agreements are limited to 50% of the Fund's assets. Cash held for securities sold by the Fund are not included in the Fund's assets when making this calculation.

EFFECT OF LEVERAGE

        The Fund may issue Other Preferred Shares in addition to the Preferred Shares, or borrow or issue short-term debt securities to increase its assets available for investment. The Fund is authorized to issue preferred shares, borrow or issue debt obligations. Before issuing such preferred shares, including the Preferred Shares, to increase its assets available for investment, the Fund must have received confirmation from S&P and Fitch or any substitute rating agency that the proposed issuance will not adversely affect such rating agency's then-current rating on the Preferred Shares. The Fund generally will not issue preferred shares or borrow unless Clough expects that the Fund will achieve a greater return on such borrowed funds than the additional costs the Fund incurs as a result of such borrowing. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of the Fund's holdings. When the Fund leverages its assets, the fees paid to Clough and ALPS for investment advisory and administration services will be higher than if the Fund did not borrow because those fees are calculated based on the Fund's total assets, which include the proceeds of the issuance of preferred shares or any outstanding borrowings.

        The Fund's use of leverage is premised upon the expectation that the Fund's preferred share dividends or borrowing cost will be lower than the return the Fund achieves on its investments with the proceeds of the issuance of preferred shares or borrowings. Such difference in return may result from the Fund's higher credit rating or the short-term nature of its borrowings compared to the long-term nature of its investments. Since the total assets of the Fund (including the assets obtained from leverage) will be invested in the higher yielding portfolio investments or portfolio investments with the potential for capital appreciation, the holders of common shares will be the beneficiaries of the incremental return. Should the differential between the return on the underlying assets and cost of leverage narrow, the incremental return "pick up" will be reduced. Furthermore, if the Fund incurs losses on its investments, the Fund's net asset value attributable to its Common Shares will reflect the decline in the value of the Fund's portfolio holdings.

        To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return to common shareholders will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund to common shareholders will be less than if leverage had not been used. Clough may determine to maintain the Fund's leveraged position if its expects that the long-term benefits to the Fund's Common Shareholders of maintaining the leveraged position will outweigh the current reduced return. Capital raised through the issuance of preferred shares or borrowing will be subject to dividend payments or interest costs that may or may not exceed the income and appreciation on the assets purchased. The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate.

        The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized rating organizations which may issue ratings for the preferred shares or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing. Clough does not anticipate that these covenants or restrictions will adversely affect its ability to manage the Fund's portfolio in accordance with the Fund's investment objective and policies. Due to these covenants or restrictions, the Fund may be forced to liquidate investments at times and at prices that are not favorable to the Fund, or the Fund may be forced to forgo investments that Clough otherwise views as favorable.

        Because the fees of Clough and ALPS are based upon a percentage of the Fund's total assets, which includes assets attributable to any outstanding leverage, such fees will be higher when leverage is utilized, giving Clough an incentive to favor the use of leverage. Clough intends only to leverage the Fund when it expects that doing so will help to achieve the Fund's investment objective.

        If and to the extent that the Fund employs leverage will depend on many factors, the most important of which are investment outlook, market conditions and interest rates.

RISK FACTORS

        Investing in the Fund involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks before investing in the Fund.

Risks of Investing in Preferred Shares

Leverage Risk

        The Fund uses financial leverage for investment purposes. In addition to issuing Preferred Shares, the Fund may make further use of financial leverage through borrowing, including the issuance of Other Preferred Shares, commercial paper and/or notes.

        If the Fund issues any senior securities representing indebtedness (as defined in the 1940 Act), under the requirements of the 1940 Act, the value of the Fund's total assets, less all liabilities and indebtedness of the Fund not represented by such senior securities, must be at least equal, immediately after the issuance of any such senior securities representing indebtedness, to 300% of the aggregate amount of such senior securities. Upon the issuance of Preferred Shares, the value of the Fund's total assets, less all liabilities and indebtedness of the Fund not represented by senior securities, must be at least equal, immediately after the issuance of the Preferred Shares, to 200% of the aggregate amount of any senior securities and the liquidation preference on the Preferred Shares. See "Description of Preferred Shares—Dividends and Dividend Rate Periods—Restrictions on Dividend, Redemption and Other Payments."

        If the Fund seeks an investment grade rating from one or more nationally recognized statistical rating organizations for any Borrowings, asset coverage or portfolio composition provisions in addition to and more stringent than those required by the 1940 Act may be imposed in connection with the issuance of such a rating. In addition, restrictions may be imposed on certain investment practices in which the Fund may otherwise engage. Any lender with respect to borrowings by the Fund may require additional asset coverage and portfolio composition provisions as well as restrictions on the Fund's investment practices.

        The money borrowed pursuant to any Borrowings may constitute a substantial lien and burden on the Preferred Shares by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund may not be permitted to declare dividends or other distributions, including with respect to Preferred Shares, or purchase or redeem shares, including Preferred Shares, unless (i) at the time thereof the Fund meets certain asset coverage requirements and (ii) there is no event of default under any Borrowings that is continuing. See "Description of the Preferred Shares—Dividends and Rate Periods—Restrictions on Dividend, Redemption and Other Payments." In the event of a default under any Borrowings, the lenders may have the right to cause a liquidation of the collateral (i.e., sell portfolio securities) and if any such default is not cured, the lenders may be able to control the liquidation as well.

        Because the fees paid to Clough and to ALPS are calculated on the basis of total assets, the fee will be higher when leverage is utilized, giving Clough and ALPS an incentive to utilize leverage.

Interest Rate Risk

        The Preferred Shares are expected to pay dividends based on short-term interest rates. The Fund will use the proceeds of the Preferred Shares, in part, to buy obligations that pay interest based on longer-term yields. Longer-term bond obligation yields are typically, although not always, higher than short-term interest rates. Both long-term and short-term interest rates may fluctuate. If short-term interest rates rise, Preferred Shares rates may rise such that the amount of dividends paid to Preferred Shares holders exceeds the income from the portfolio securities purchased with the proceeds from the sale of Preferred Shares. Because dividend and interest income from the Fund's entire investment portfolio (not just the portion purchased with the proceeds of the Preferred Shares offering) is available to pay Preferred Shares dividends, however, Preferred Shares dividend rates would need to greatly exceed the Fund's net portfolio income before the Fund's ability to pay Preferred Shares dividends would be jeopardized. If long-term rates rise, the value of the Fund's investment portfolio invested in debt securities will decline, reducing the amount of assets serving as asset coverage for the Preferred Shares.

Auction Risk

        Investors may not be able to sell Preferred Shares at an Auction if the auction fails; that is, if there are more Preferred Shares offered for sale than there are buyers for those Preferred Shares. Also, if a hold order is placed at an auction (an order to retain Preferred Shares) only at a specified rate, and that bid rate exceeds the rate set at the Auction, the Preferred Shares will not be retained. If you elect to buy or retain Preferred Shares without specifying a rate below which you would not wish to continue to hold those Preferred Shares, and the auction sets a below market rate, you may receive a lower rate of return on your Preferred Shares than the market rate. Finally, the dividend periods for the Preferred Shares may be changed by the Fund, subject to certain conditions and with notice to the holders of the Preferred Shares, that could also affect the liquidity of an investment in the Preferred Shares. See "Description of Preferred Shares" and "The Auction—Auction Procedures."

Secondary Market Risk

        It may not be possible to sell Preferred Shares between auctions or it may not be possible to sell them for a price of $25,000 per share plus any accumulated dividends. If the Fund has designated a special dividend period (a dividend period of more than [    ] days), changes in interest rates could affect the price of Preferred Shares sold in the secondary market. You may transfer Preferred Shares outside of an Auction only to or through a broker-dealer that has entered into an agreement with the auction agent and the Fund (a "Broker-Dealer"), a broker dealer that has entered into a separate agreement with a Broker-Dealer, or such other person as the Fund permits. Broker-dealers may maintain a secondary trading market in the Preferred Shares outside of Auctions; however, they have no obligation to do so and there can be no assurance that a secondary market for the Preferred Shares will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price is subject to variables to be determined at the time of the trade by the broker-dealers). The Preferred Shares will not be registered on any stock exchange or on any automated quotation system. An increase in the level of interest rates likely will have an adverse effect on the secondary market price of the Preferred Shares, and a selling shareholder may only be able to sell Preferred Shares between Auctions at a price per share of less than $25,000, plus any accumulated dividends. In addition, a Broker-Dealer may, in its own discretion, decide to sell the Preferred Shares in the secondary market to investors at any time and at any price, including at prices equivalent to, below or above the par value of the Preferred Shares.

Securities and Exchange Commission Inquiries

        Certain Broker-Dealers and other participants in the auction rate securities markets, including both taxable and tax exempt markets, have received letters from the Securities and Exchange Commission requesting that each of them voluntarily conduct an investigation regarding their respective practices and procedures in those markets. Those Broker-Dealers are cooperating and expect to continue to cooperate with the Securities and Exchange Commission in providing the requested information. No assurance can be given as to whether the results of this process will affect the market for the Preferred Shares or the Auctions.

Ratings Downgrade Risk

        A rating agency could downgrade the rating of the Preferred Shares, which may make Preferred Shares less liquid at an Auction or in the secondary market, although the downgrade would probably result in higher dividend rates. A preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on the Preferred Shares are not recommendations to purchase, hold, or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines described in this prospectus also do not address the likelihood that an owner of the Preferred Shares will be able to sell such shares in an auction or otherwise. See "Description of Preferred Shares—Rating Agency Guidelines" for a description of the asset maintenance tests the Fund must meet.

General Risks of Investing in the Fund

Non-Diversified Status

        As a non-diversified investment company under the 1940 Act, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. An investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund's Common Shares. The Fund intends to comply with the diversification requirements of the Code, applicable to regulated investment companies. See "Taxes" in the Statement of Additional Information.

Limited Operating History

        The Fund is a closed-end investment company with only a short history of operations and is designed for long-term investors and not as a trading vehicle.

Newly Registered Investment Adviser

        Clough is a newly registered investment adviser. However, the principals of Clough have prior experience in advising unregistered funds and private clients utilizing investment strategies substantially similar to those being applied to the Fund's portfolio.

Key Adviser Personnel Risk

        The Fund's ability to identify and invest in attractive opportunities is dependent upon Clough, its investment adviser. If one or more of the key individuals leaves Clough, Clough may not be able to hire qualified replacements at all, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective

Investment and Market Risk

        An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Issuer Risk

        The value of an issuer's securities (common and preferred) may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

Foreign Securities Risk

        The Fund's investments in securities of foreign issuers are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets, and foreign taxation issues. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of the Fund's securities. It may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments. The Fund will not invest more than 20% of its assets, at the time of acquisition, in securities (including equity and fixed income securities) of governments and companies in emerging markets, but has no other investment restrictions with respect to investing in foreign issues.

Emerging Markets Risk

        Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

REIT Risk

        Any investment by the Fund in REITs will subject it to various risks. The first, real estate industry risk, is the risk that the REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. The second, investment style risk, is the risk that returns from REITs—which typically are small or medium capitalization stocks—will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. The Fund does not expect to invest a significant portion of its assets in REITs but does not place any investment restrictions with respect to such investments.

Income Risk

        The income shareholders receive from the Fund is based primarily on the dividends and interest it earns from its investments, which can vary widely over the short and long-term. If prevailing market interest rates drop, distribution rates of the Fund's holdings of preferred stock and bonds could drop as well, which could reduce the amount of income available to pay dividends with respect to the Preferred Shares.

Non-Investment Grade Securities Risk

        The Fund's investments in preferred stocks and bonds of below investment grade quality (commonly referred to as "high yield" or "junk bonds"), if any, are predominantly speculative because of the credit risk of their issuers. While offering a greater potential opportunity for capital appreciation and higher yields, preferred stocks and bonds of below investment grade quality entail greater potential price volatility and may be less liquid than higher-rated securities. Issuers of below investment grade quality preferred stocks and bonds are more likely to default on their payments of dividends/interest and liquidation value/principal owed to the Fund, and such defaults will reduce the Fund's net asset value and income distributions. The prices of these lower quality preferred stocks and bonds are more sensitive to negative developments than higher rated securities. Adverse business conditions, such as a decline in the issuer's revenues or an economic downturn, generally lead to a higher non-payment rate. In addition, such a security may lose significant value before a default occurs as the market adjusts to expected higher non-payment rates. The Fund will not invest more than 20% of its total assets in securities rated below investment grade. The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of securities already owned by the Fund in the event of a change in assessment of credit quality or the removal of a rating.

Interest Rate Risk

        Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise the market value of such securities generally will fall. The Fund's investment in preferred stocks and fixed-rate debt securities means that the net asset value and price of the Common Shares may decline if market interest rates rise. Interest rates are currently low relative to historic levels. During periods of declining interest rates, an issuer of preferred stock or fixed-rate debt securities may exercise its option to redeem or prepay securities prior to maturity, which could result in the Fund's having to reinvest in lower yielding debt securities or other types of securities. This is known as call or prepayment risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected payments. This may lock in a below market yield, increase the security's duration, and reduce the value of the security. This is known as extension risk. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase. This is known as maturity risk. The value of the Fund's common stock investments may also be influenced by changes in interest rates.

Hedging Strategy Risk

        Certain of the investment techniques that the Fund may employ for hedging or, under certain circumstances, to increase income or total return will expose the Fund to risks. In addition to the hedging techniques described elsewhere (i.e., positions in Treasury Bond or Treasury Note futures contracts, use of options on these positions, positions in interest rate swaps, options thereon ("swaptions"), and credit derivatives), such investment techniques may include entering into interest rate and stock index futures contracts and options on interest rate and stock index futures contracts, purchasing and selling put and call options on securities and stock indices, purchasing and selling securities on a when-issued or delayed delivery basis, entering into repurchase agreements, lending portfolio securities and making short sales of securities "against the box." The Fund intends to comply with regulations of the Securities and Exchange Commission involving "covering" or segregating assets in connection with the Fund's use of options and futures contracts.

        There are economic costs of hedging reflected in the pricing of futures, swaps, options, and swaption contracts which can be significant, particularly when long-term interest rates are substantially above short-term interest rates, as is the case at present. The desirability of moderating these hedging costs will be a factor in Clough's choice of hedging strategies, although costs will not be the exclusive consideration in selecting hedge instruments. In addition, the Fund may select individual investments based upon their potential for appreciation without regard to the effect on current income, in an attempt to mitigate the impact on the Fund's assets of the expected normal cost of hedging.

        There may be an imperfect correlation between changes in the value of the Fund's portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund's success in using hedge instruments is subject to Clough's ability to predict correctly changes in the relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance that Clough's judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

Credit Risk

        Credit risk is the risk that an issuer of a preferred or debt security will become unable to meet its obligation to make dividend, interest and principal payments. In general, lower rated preferred or debt securities carry a greater degree of credit risk. If rating agencies lower their ratings of preferred or debt securities in the Fund's portfolio, the value of those obligations could decline, which could jeopardize the rating agencies' ratings of the Fund's preferred shares. In addition, the underlying revenue source for a preferred or debt security may be insufficient to pay dividends, interest or principal in a timely manner. Because the primary source of income for the Fund is the dividend, interest and principal payments on the preferred or debt securities in which it invests, any default by an issuer of a preferred or debt security could jeopardize the rating agencies' ratings of the Preferred Shares. Even if the issuer does not actually default, adverse changes in the issuer's financial condition may negatively affect its credit rating or presumed creditworthiness. These developments would adversely affect the market value of the issuer's obligations or the value of credit derivatives if the Fund has sold credit protection.

Derivatives Risk

        Derivative transactions (such as futures contracts and options thereon, options, swaps and short sales) subject the Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. The Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. As a general matter, dividends received on hedged stock positions are characterized as ordinary income and are not eligible for favorable tax treatment. In addition, use of derivatives may give rise to short-term capital gains and other income that would not qualify for payments by the Fund of tax-advantaged dividends.

Preferred Securities Risk

        In addition to credit risk, investment in preferred securities carries certain risks including:

  •
  Deferral Risk—Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. Traditional preferreds also contain provisions that allow an issuer, under certain conditions to skip (in the case of "noncumulative" preferreds) or defer (in the case of "cumulative preferreds"), dividend payments. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving the income in cash.

  •
  Redemption Risk—Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

  •
  Limited Voting Rights—Preferred securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue.

  •
  Subordination—Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

  •
  Liquidity—Preferred securities may be substantially less liquid than many other securities, such as U.S. government securities, corporate debt, or common stocks.

Debt Securities Risk

        In addition to credit risk, investment in debt securities carries certain risks including:

  •
  Redemption Risk—Debt securities sometimes contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

  •
  Limited Voting Rights—Debt securities typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default.

  •
  Liquidity—Certain debt securities may be substantially less liquid than many other securities, such as U.S. government securities or common stocks.

Convertible Securities Risk

        The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

        A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objective.

Small and Medium Cap Company Risk

        Compared to investment companies that focus only on large capitalization companies, the price of the shares of the Fund may be more volatile because it also invests in small and medium capitalization companies. Compared to large companies, small and medium capitalization companies are more likely to have (i) more limited product lines or markets and less mature businesses, (ii) fewer capital resources, (iii) more limited management depth, and (iv) shorter operating histories. Further, compared to large cap stocks, the securities of small and medium capitalization companies are more likely to experience sharper swings in market values, be harder to sell at times and at prices that Clough believes appropriate, and offer greater potential for gains and losses.

Liquidity Risk

        Restricted securities and other illiquid investments of the Fund involve the risk that the securities will not be able to be sold at the time desired by Clough or at prices approximating the value at which the Fund is carrying the securities. Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the trustees of the Fund.

Inflation Risk

        Inflation risk is the risk that the purchasing power of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Preferred Shares and distributions thereon can decline and dividend rates of the Preferred Shares would likely increase.

Management Risk

        The Fund is subject to management risk because it is an actively managed portfolio. Clough and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Market Disruption

        The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. The Fund cannot predict the effects of similar events in the future on the U.S. economy and securities markets. These terrorist attacks and related events, including the war in Iraq, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Shares.

Anti-Takeover Provisions

        The Fund's Declaration of Trust includes provisions that could have the effect of inhibiting the Fund's possible conversion to open-end status and limiting the ability of other entities or persons to acquire control of the Fund or the Board of Trustees. In certain circumstances, these provisions might also inhibit the ability of shareholders to sell their shares at a premium over prevailing market prices. See "Certain Provisions of the Agreement and Declaration of Trust—Anti-Takeover Provisions in the Declaration of Trust."

Portfolio Turnover Risk

        The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. The Fund cannot accurately predict its securities portfolio turnover rate, but anticipates that its annual portfolio turnover rate will not exceed 100% under normal market conditions, although it could be materially higher under certain conditions. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions and generate short-term capital gains taxable as ordinary income.

MANAGEMENT OF THE FUND

Trustees And Officers

        The Board of Trustees is responsible for the overall management of the Fund, including supervision of the duties performed by Clough. There are seven trustees of the Fund. Two of the trustees are "interested persons" (as defined in the 1940 Act) of the Fund. The trustees selected a Chairperson, who is one of the interested persons. The name and business address of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

        In July 2004, the Securities and Exchange Commission adopted rules that will require, by January 16, 2006, investment companies to establish boards where 75% of the trustees are independent of the Fund, and whose Chairperson is also independent. The Fund will be required to change the number of trustees, replace the Chairperson and alter the percentage of independent trustees in accordance with the 1940 Act, the Declaration of Trust and applicable state law.

Investment Adviser

        Clough Capital Partners L.P., located at 260 Franklin Street, Suite 1920, Boston, Massachusetts 02110, serves as investment adviser to the Fund.

        Clough is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended. Clough began conducting business in 2000 and had approximately $455 million under management as of September 30, 2004, including approximately $190 million related to the Fund. Clough is a Delaware limited partnership organized on September 27, 1999.

        Pursuant to the Investment Advisory Agreement, Clough has agreed to provide a continuous investment program for the Fund, including investment research and management with respect to the assets of the Fund. Clough is entitled to receive management fees of .70% of the average daily total assets of the Fund.

        Under its arrangements with other funds that it manages, Clough receives a portion of the appreciation of such funds' portfolios. This may create an incentive for Clough to allocate attractive investment opportunities to such funds. However, Clough has procedures designed to allocate investment opportunities in a fair and equitable manner.

        The following individuals are the Fund's portfolio managers.

Charles I. Clough, Jr.

        Charles I. Clough, Jr. has been active in the securities and investment business for over 30 years. His experience covers most analytical functions from research analyst to portfolio management. In January 2000, Mr. Clough founded Clough Capital Partners L.P., which began serving as investment adviser for two U.S. hedge funds on March 1, 2000. From 1987 through January 2000, Mr. Clough was Chief Investment Strategist at Merrill Lynch, Pierce, Fenner & Smith, Incorporated ("Merrill Lynch"), where he was responsible for directing the global investment strategy research effort for one of the world's largest investment firms. Using a theme-based investment approach, Mr. Clough advised many of the world's top institutions and investors on portfolio strategy. He was named to the Institutional Investor All-America Research Team for 12 consecutive years and earned first place rankings on three separate occasions. Mr. Clough has been consistently recognized as a top strategist in areas such as U.S. equities, global investments and fixed income.

        Prior to his tenure at Merrill Lynch, Mr. Clough was Director of Investment Policy and Chief Strategist at Cowen & Co. Previously, he had been Director of Research and Portfolio Manager at The Boston Company, Portfolio Manger at Colonial Management Associates and Vice President and Senior Research Analyst for Donaldson, Lufkin & Jenrette and Alliance Capital Management Company. Mr. Clough serves on the boards of a number of educational, hospital and charitable institutions, including his alma mater, Boston College and the Yawkey Foundation, where he currently serves as Chairman of the Board of Trustees. He is also an ordained Deacon in the Roman Catholic Archdiocese of Boston and serves in that capacity at his local parish in Concord, Massachusetts. Mr. Clough graduated magna cum laude in history from Boston College and earned an MBA at the University of Chicago.

Eric A. Brock

        Eric A. Brock is a founding partner of Clough Capital Partners L.P. Mr. Brock worked from 1997 to 2000 as an investment banker in the Leveraged Finance Group of Bear Stearns & Co. Inc. ("Bear Stearns"). While at Bear Stearns, Mr. Brock was responsible for raising growth capital (primarily through the issuance of high yield securities) for a number of companies in a variety of industries, including media, telecommunications, health care, and natural resources. His activities at Bear Stearns included structuring and financing mergers and acquisitions. Mr. Brock worked as a certified public accountant at Ernst & Young LLP (1992-1995). He holds an MBA with concentrations in finance and economics from the University of Chicago where he graduated with honors in 1997 and a Bachelor of Science degree in accounting from Boston College in 1992. Mr. Brock is a son-in-law of Mr. Clough.

James E. Canty

        James E. Canty is a founding partner of Clough Capital Partners L.P. In addition to his investment duties, Mr. Canty also serves as Chief Financial Officer and General Counsel for Clough Capital Partners L.P. Prior to this, Mr. Canty worked as an attorney from 1990 to 2000 specializing in the areas of corporate and securities law. Mr. Canty has worked as a corporate and securities lawyer and

Director of Investor Relations for Converse Inc. (1995-2000), and as a corporate and securities lawyer for the Boston offices of Goldstein & Manello, P.C. (1993-1994) and Bingham, Dana and Gould (1990-1993). In addition, Mr. Canty served as an Adjunct Professor at Northeastern University from 1996-2000. Mr. Canty worked as a certified public accountant at KPMG Peat Marwick from 1984 through 1987. He holds a Juris Doctor degree from Georgetown University where he graduated with honors in 1990 and a Bachelor of Business Administration in accounting from St. Bonaventure University where he graduated with honors in 1984. Mr. Canty is a member of the Bar in the Commonwealth of Massachusetts. Mr. Canty is a son-in-law of Mr. Clough.

Administrator

        ALPS, located at 1625 Broadway, Suite 2200, Denver, Colorado 80202, serves as administrator to the Fund. Under the Administration Agreement, ALPS is responsible for calculating the net asset value of the Common Shares, and generally managing the business affairs of the Fund. The Administration Agreement between the Fund and ALPS provides that ALPS will pay all expenses incurred by the Fund, with the exception of advisory fees, trustees' fees, portfolio transactions expenses, litigation expenses, taxes, costs of preferred shares, expenses of conducting repurchase offers for the purpose of repurchasing Fund shares and extraordinary expenses. ALPS is entitled to receive a monthly fee at the annual rate of .285% of the Fund's average daily total assets.

Estimated Expenses

        Clough and ALPS are each obligated to pay expenses associated with providing the services contemplated by the agreements to which they are parties, including compensation of and office space for their respective officers and employees connected with investment and economic research, trading and investment management and administration of the Fund. Clough and ALPS are each obligated to pay the fees of any Trustee of the Fund who is affiliated with it. ALPS will pay all expenses incurred by the Fund, with the exception of advisory fees, trustees' fees, interest expenses, if any, expenses related to custody of international securities, portfolio transactions expenses, litigation expenses, taxes, costs of preferred shares, expenses of conducting repurchase offers for the purpose of repurchasing Fund shares and extraordinary expenses.

        ALPS estimates that the Fund's annual operating expenses will be approximately [$            ]. No assurance can be given, in light of the Fund's investment objectives and policies, however, that actual annual operating expenses will not be substantially more or less than this estimate. Costs incurred in connection with the organization of the Fund, estimated at [$            ], were borne by ALPS.

        The Advisory Agreement authorizes Clough to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions. Any commission, fee or other remuneration paid to an affiliated broker or dealer is paid in compliance with the Fund's procedures adopted in accordance with Rule 17e-1 under the 1940 Act.

DESCRIPTION OF PREFERRED SHARES

        The following is a brief description of the terms of the Preferred Shares. For the complete terms of the Preferred Shares, please refer to the detailed description of the Preferred Shares in the Statement attached as Appendix A to the Statement of Additional Information.

General

        The Fund's Agreement and Declaration of Trust authorizes the issuance of an unlimited number of Preferred Shares and Other Preferred Shares, in one or more classes or series with rights as determined by the Board of Trustees without the approval of common shareholders. The Statement was recently amended and restated by the Board of Trustees of the Fund to provide for the Preferred Shares being offered pursuant to this prospectus, and currently authorizes the issuance of the Preferred

Shares. The Preferred Shares will have a liquidation preference of $25,000 per share, plus accumulated but unpaid dividends (whether or not earned or declared).

        The Preferred Shares will rank on parity with any series of Other Preferred Shares of the Fund as to the payment of dividends and the distribution of assets upon liquidation. Each of the Preferred Shares carries one vote on matters on which Preferred Shares can be voted. The Preferred Shares, when issued by the Fund and paid for pursuant to the terms of this prospectus, will be fully paid and nonassessable and will have no preemptive, exchange or conversion rights. Any Preferred Shares repurchased or redeemed by the Fund will be classified as authorized and unissued Preferred Shares. The Board of Trustees may by resolution classify or reclassify any authorized and unissued Preferred Shares from time to time by setting or changing the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares. The Preferred Shares will not be subject to any sinking fund, but will be subject to mandatory redemption under certain circumstances described below.

Dividends and Dividend Rate Periods

        The following is a general description of dividends and rate periods for the Preferred Shares.

        Rate Periods.    The initial rate period for the Preferred Shares will be [    ] days and the initial dividend rate will be    %. Any subsequent rate periods of the Preferred Shares will generally be [    ] days ("Subsequent Rate Periods"). The Fund, subject to certain conditions, may change the length of Subsequent Rate Periods by designating them as special rate periods. See "—Designation of Special Rate Periods" below.

        Dividend Payment Dates.    Dividends on the Preferred Shares will be payable, when, as and if declared by the Board of Trustees, out of legally available funds in accordance with the Agreement and Declaration of Trust, the Statement and applicable law. The initial dividend payment date for the Preferred Shares will be            . Subsequent dividend payment dates will occur every [    ] days.

        Dividend rate periods generally will begin on the first business day after an auction. If dividends are payable on a day that is not a business day, then dividends will generally be payable on the next day if such day is a business day, or as otherwise specified in the Statement. In addition, the Fund may specify different dividend payment dates for any special rate period of more than [    ] days, provided that such dates shall be set forth in the notice of special rate period relating to such special rate period.

        If a dividend payment date is not a business day because the New York Stock Exchange is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date can not be paid for any such reason, then:

  •
  the dividend payment date for the affected dividend period will be the next business day on which the Fund and its paying agent, if any, are able to cause the dividend to be paid using their reasonable best efforts;

  •
  the affected dividend period will end on the day it would have ended had such event not occurred and the dividend payment date had remained the scheduled date; and

  •
  the next dividend period will begin and end on the dates on which it would have begun and ended had such event not occurred and the dividend payment date remained the scheduled date.

        Dividends will be paid through DTC on each dividend payment date. The dividend payment date will normally be the first business day after the dividend period ends. DTC, in accordance with its current procedures, is expected to distribute dividends received from the auction agent in same-day funds on each dividend payment date to agent members (members of DTC that will act on behalf of existing or potential holders of Preferred Shares). These agent members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. However, each of the current Broker-Dealers has indicated to the Fund that dividend payments will be available in same-day funds on each dividend payment date to customers that use a Broker-Dealer or a Broker-Dealer's designee as agent member.

        Calculation of Dividend Payment.    The Fund computes the dividends per share payable on Preferred Shares by multiplying the applicable rate in effect by a fraction. The numerator of this fraction will normally be the number of days in the rate period and the denominator will normally be 360. This rate is then multiplied by $25,000 to arrive at the dividends per share.

        Dividends on Preferred Shares will accumulate from the date of their original issue. For each dividend payment period after the initial rate period, the dividend will normally be the dividend rate determined at auction. The dividend rate that results from an auction will not be greater than the maximum applicable rate described below.

        The maximum applicable rate for any standard rate period will be (as set forth in the table below) the greater of (A) the applicable percentage of the reference rate or (B) the applicable spread plus the reference rate. The reference rate is the applicable LIBOR Rate (for a dividend period or a special dividend period of fewer than 365 days), or the applicable Treasury Index Rate (for a special dividend period of 365 days or more). In the case of a special rate period, the maximum applicable rate will be specified by the Fund in the notice of the special rate period for such dividend payment period. The applicable percentage and the applicable spread will be determined based on the lower of the credit rating or ratings assigned to the Preferred Shares by S&P and Fitch. If S&P and Fitch or both do not make such rating available, the rate will be determined by reference to equivalent ratings issued by a substitute rating agency. The applicable spread and the applicable percentage as so determined will be further subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the Preferred Shares Basic Maintenance Amount (as defined in "—Rating Agency Guidelines").

Credit Ratings for Preferred Shares
		Applicable Percentage of Reference Rate	Applicable Spread
S&P	Fitch
AAA	AAA	125%	125 bps
AA- to AA+	AA- to AA+	150%	150 bps
A- to A+	A- to A+	200%	200 bpa
BBB- to BBB+	BBB- to BBB+	250%	250 bps
BB+ and below	BB+ and below	300%	300 bps

        The "LIBOR Rate," as described in greater detail in the Statement, is the applicable London Inter-Bank Offered Rate for deposits in U.S. dollars for the period most closely approximating the applicable rate period for the Preferred Shares.

        The "Treasury Index Rate," as described in greater detail in the Statement, is the average yield to maturity for certain U.S. Treasury securities having substantially the same length to maturity as the applicable rate period for the Preferred Shares.

        Assuming the Fund maintains an Aaa/AAA rating on the Preferred Shares, the practical effect of the different methods used to calculate the maximum applicable rate is shown in the table below:

Reference Rate	Maximum Applicable Rate Using the Applicable Percentage	Maximum Applicable Rate Using the Applicable Spread	Method Used to Determine the Maximum Applicable Rate
1%	1.25%	2.25%	Spread
2%	2.50%	3.25%	Spread
3%	3.75%	4.25%	Spread
4%	5.00%	5.25%	Spread
5%	6.25%	6.25%	Either
6%	7.5%	7.25%	Percentage

        Prior to each dividend payment date, the Fund is required to deposit with the auction agent sufficient funds for the payment of declared dividends. The failure to make such deposit may result in the cancellation of an auction, and the dividend rate will be the maximum applicable rate until such failure to deposit is cured or, if not timely cured, a non-payment rate of 300% of the applicable reference rate. The Fund does not intend to establish any reserves for the payment of dividends.

        Restrictions on Dividend, Redemption and Other Payments.    Under the 1940 Act, the Fund may not (i) declare any dividend with respect to the Preferred Shares if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to the Fund's Borrowings that are senior securities representing indebtedness (as defined in the 1940 Act), would be less than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring dividends on its senior securities which are stock) or (ii) declare any other distribution on the Preferred Shares or purchase or redeem Preferred Shares if at the time of the declaration (and after giving effect thereto), asset coverage with respect to the Fund's senior securities representing indebtedness would be less than 300% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its shares of beneficial interest). "Senior securities representing indebtedness" generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than shares of beneficial interest) and evidencing indebtedness and could include the Fund's obligations under any Borrowings. For purposes of determining asset coverage for senior securities representing indebtedness in connection with the payment of dividends or other distributions on or purchases or redemptions of stock, the term "senior security" does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed. The term "senior security" also does not include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time when the loan is made; a loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 days and is not extended or renewed; otherwise it is presumed not to be for temporary purposes. For purposes of determining whether the 200% and 300% asset coverage requirements described above apply in connection with dividends or distributions on or purchases or redemptions of Preferred Shares, such asset coverages may be calculated on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of the applicable determination.

        In addition, a declaration of a dividend or other distribution on or purchase or redemption of Preferred Shares may be prohibited (i) at any time when an event of default under any Borrowings has occurred and is continuing; or (ii) after giving effect to such declaration, the Fund would not have eligible portfolio holdings with an aggregated discounted value at least equal to any asset coverage requirements associated with such Borrowings; or (iii) the Fund has not redeemed the full amount of Borrowings, if any, required to be redeemed by any provision for mandatory redemption.

        While any of the Preferred Shares are outstanding, the Fund generally may not declare, pay or set apart for payment, any dividend or other distribution in respect of its Common Shares (other than in additional shares of common stock or rights to purchase common stock) or repurchase any of its Common Shares (except by conversion into or exchange for shares of the Fund ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon liquidation) unless each of the following conditions has been satisfied:

  •
  In the case of S&P's coverage requirements, immediately after such transaction, the aggregate discounted value of the S&P eligible assets (i.e., the aggregate value of the Fund's portfolio discounted according to S&P's criteria) would be equal to or greater than the Preferred Shares Basic Maintenance Amount (i.e., the amount necessary to pay all outstanding obligations of the Fund with respect to the Preferred Shares, any Other Preferred Shares outstanding, expenses for the next 90 days and any other liabilities of the Fund) (see "Rating Agency Guidelines" below);

  •
  In the case of Fitch's coverage requirements, immediately after such transaction, the aggregate discounted value of the Fitch eligible assets (i.e., the aggregate value of the Fund's portfolio discounted according to Fitch criteria) would be equal to or greater than the Preferred Shares Basic Maintenance Amount;

  •
  Immediately after such transaction, the Investment Company Act Preferred Shares Asset Coverage (as defined under "Rating Agency Guidelines" below) is met;

  •
  Full cumulative dividends on the Preferred Shares due on or prior to the date of the transaction have been declared and paid or have been declared and sufficient funds for the payment thereof deposited with the auction agent; and

  •
  The Fund has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption contained in the Statement.

        The Fund generally will not declare, pay or set apart for payment any dividend on any shares of the Fund ranking as to the payment of dividends on a parity with the Preferred Shares unless the Fund has declared and paid or contemporaneously declares and pays full cumulative dividends on the Preferred Shares through its most recent dividend payment date. However, if the Fund has not paid dividends in full on the Preferred Shares through the most recent dividend payment date or upon any shares of the Fund ranking, as to the payment of dividends, on a parity with the Preferred Shares through their most recent respective dividend payment dates, the amount of dividends declared per share on the Preferred Shares and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on the Preferred Shares and such other class or series of shares bear to each other.

        Designation of Special Rate Periods.    The Fund may, in certain situations, at its sole option, declare a special rate period. Prior to declaring a special rate period, the Fund will give notice (a "notice of special rate period") to the auction agent and to each Broker-Dealer. The notice will state that the next succeeding rate period for the Preferred Shares will be a number of days as specified in such notice. The Fund may not designate a special rate period unless sufficient clearing bids were made in the most recent auction. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full or deposited with the auction agent. The Fund also must have received confirmation from S&P and Fitch or any substitute rating agency that the proposed special rate period will not adversely affect such agency's then-current rating on the Preferred Shares, and the lead Broker-Dealer designated by the Fund, initially                        , must not have objected to the declaration of a special rate period. The

Fund also must have portfolio securities with a discounted value at least equal to the Preferred Shares Basic Maintenance Amount (as defined under "—Rating Agency Guidelines"). A notice of special rate period also will specify whether the Preferred Shares will be subject to optional redemption during such special rate period and, if so, the redemption, premium, if any, required to be paid by the Fund in connection with such optional redemption.

Voting Rights

        Except as otherwise provided in this prospectus and in the Statement of Additional Information or as otherwise required by law, holders of Preferred Shares will have equal voting rights (one vote per share) with holders of Common Shares and any Other Preferred Shares, and will vote together with holders of Common Shares and any Other Preferred Shares as a single class.

        Holders of outstanding Preferred Shares and Other Preferred Shares, voting as a separate class, are entitled to elect two of the Fund's trustees. The remaining trustees are elected by holders of Common Shares, Preferred Shares and Other Preferred Shares, voting together as a single class. In addition, if at any time dividends (whether or not earned or declared) on outstanding Preferred Shares or Other Preferred Shares are due and unpaid in an amount equal to two full years of dividends, and sufficient cash or specified securities have not been deposited with the auction agent for the payment of such dividends, then, the sole remedy of holders of outstanding Preferred Shares and Other Preferred Shares is that the number of trustees constituting the Board will be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of Preferred Shares and Other Preferred Shares, as described above, would constitute a majority of the Board. The holders of Preferred Shares and Other Preferred Shares will be entitled to elect that smallest number of additional trustees at a special meeting of shareholders held as soon as possible and at all subsequent meetings at which trustees are to be elected. The terms of office of the persons who are trustees at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment, in full, all dividends payable on all outstanding Preferred Shares and Other Preferred Shares, the special voting rights stated above will cease, and the terms of office of the additional trustees elected by the holders of Preferred Shares and Other Preferred Shares will automatically terminate.

        So long as any Preferred Shares are outstanding, the Fund will not, without the affirmative vote or consent of the holders of a majority of the Preferred Shares outstanding at the time (voting together as a separate class):

          (a)   authorize, create or issue any class or series of shares ranking prior to or on a parity with the Preferred Shares with respect to payment of dividends or the distribution of assets on liquidation, or authorize, create or issue additional shares of the Preferred Shares or any other class or series of shares ranking prior to or on a parity with the Preferred Shares with respect to the payment of dividends or the distribution of assets on liquidation, unless, in the case of Other Preferred Shares on parity with the Preferred Shares, the Fund obtains written confirmation from S&P (if S&P is then rating the Preferred Shares), Fitch (if Fitch is then rating the Preferred Shares) or any substitute rating agency (if any such substitute rating agency is then rating the Preferred Shares) that the issuance of such additional class or series would not impair the rating then assigned by such rating agency to the Preferred Shares and the Fund continues to comply with Section 13 of the Investment Company Act, the Investment Company Act Preferred Shares Asset Coverage requirements and the Preferred Shares Basic Maintenance Amount requirements, in which case the vote or consent of the holders of the Preferred Shares is not required;

          (b)   amend, alter or repeal the provisions of the Agreement and Declaration of Trust or the Statement, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of the Preferred Shares or holders of Preferred Shares; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of Preferred Shares will be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the holders of Preferred Shares and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund will be deemed to affect such preferences, rights or powers only if S&P or Fitch is then rating the Preferred Shares and such issuance would, at the time thereof, cause the Fund not to satisfy the Investment Company Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount;

          (c)   authorize the Fund's conversion from a closed-end to an open-end investment company; or

          (d)   approve any reorganization (as such term is used in the Investment Company Act) adversely affecting the Preferred Shares.

        In the case of an event described in (c) or (d) above, the required approval by holders of Preferred Shares will be satisfied if there is an affirmative vote or consent of holders of a "majority of outstanding voting securities" (within the meaning of Section 2(a)(42) of the 1940 Act) with respect to the Preferred Shares.

        So long as any shares of the Preferred Shares are outstanding, the Fund shall not, without the affirmative vote or consent of the holders of at least 66 2/3% of the Preferred Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law.

        To the extent permitted under the Investment Company Act, the Fund will not approve any of the actions set forth in (a) or (b) above that materially and adversely affects the rights expressly set forth in the Fund's Agreement and Declaration of Trust or the Statement, of a holder of Preferred Shares or Other Preferred Shares differently than those of a holder of shares of any other series of Preferred Shares or Other Preferred Shares without the affirmative vote or consent of the holders of at least a majority of the shares adversely affected. However, to the extent permitted by the Fund's Agreement and Declaration of Trust or the Statement, no vote of holders of Common Shares, either separately or together with holders of Preferred Shares and Other Preferred Shares as a single class, is necessary to take the actions contemplated by (a) and (b) above. The holders of Common Shares will not be entitled to vote in respect of such matters, unless, in the case of the actions contemplated by (b) above, the action would materially and adversely affect the contract rights of the holders of Common Shares expressly set forth in the Fund's charter.

        The foregoing voting provisions will not apply with respect to the Preferred Shares if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds have been deposited in trust to effect such redemption.

Rating Agency Guidelines

        The Fund is required under S&P and Fitch guidelines to maintain assets having in the aggregate a discounted value at least equal to the Preferred Shares Basic Maintenance Amount (as defined below). S&P and Fitch have each established separate guidelines for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by the rating agency). The S&P and Fitch guidelines also impose certain diversification requirements on the Fund's overall portfolio. The "Preferred Shares Basic Maintenance Amount" includes the sum of (i) the aggregate liquidation preference of the Preferred Shares then outstanding (plus accrued and projected dividends), (ii) the total principal of any senior debt (plus accrued and projected interest), (iii) certain Fund expenses and (iv) certain other current liabilities.

        The Fund also is required under rating agency guidelines to maintain, with respect to the Preferred Shares, as of the last business day of each month in which Preferred Shares are outstanding, asset coverage of at least 200% with respect to senior securities that are shares of the Fund, including the Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities that are shares of a closed-end investment company as a condition of declaring dividends on its Common Shares) ("Investment Company Act Preferred Shares Asset Coverage"). S&P and Fitch have agreed that the auditors must issue a report once per year regarding the asset coverage test on the last business day of each            . Based on the Fund's assets and liabilities as of            , 2004, and assuming the issuance of all Preferred Shares offered hereby and the use of the proceeds as intended, the Investment Company Act Preferred Shares Asset Coverage with respect to the Preferred Shares would be computed as follows:

Value of Fund Assets less liabilities not constituting senior securities		[nnnnn]
	=		=	%
Senior securities representing indebtedness plus liquidation value of the Preferred Shares		[nnnnn]

        If the Fund does not timely cure a failure to maintain (1) a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (2) the Investment Company Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, the Fund will be required to redeem the Preferred Shares as described below under "Redemption."

        The Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by S&P and Fitch. Failure to adopt any such modifications, however, may result in a change or a withdrawal of the ratings altogether. In addition, any rating agency providing a rating for the Preferred Shares may, at any time, change or withdraw any such rating. The Board of Trustees may, without shareholder approval, amend, alter, add to or repeal any or all of the definitions and related provisions that have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives written confirmation from S&P or Fitch, or both, as appropriate, that any such change would not impair the ratings then assigned by S&P and Fitch to the Preferred Shares.

        As described by S&P and Fitch, the Preferred Shares rating is an assessment of the capacity and willingness of the Fund to pay Preferred Shares obligations. The ratings on the Preferred Shares are not recommendations to purchase, hold or sell the Preferred Shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines also do not address the likelihood that an owner of the Preferred Shares will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to S&P and Fitch by the Fund and ALPS and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

        The rating agency guidelines will apply to the Preferred Shares only so long as such rating agency is rating these shares. The Fund will pay fees to S&P and Fitch for rating the Preferred Shares.

Redemption

        Mandatory Redemption.    The Fund is required to maintain (a) a discounted value of eligible portfolio securities equal to the Preferred Shares Basic Maintenance Amount and (b) the Investment Company Act Preferred Shares Asset Coverage. Eligible portfolio securities for purposes of (a) above will be determined from time to time by the rating agencies then rating the Preferred Shares. If the Fund fails to maintain such asset coverage amounts and does not timely cure such failure in accordance with the requirements of the rating agency that rates the Preferred Shares, the Fund must redeem all or a portion of the Preferred Shares. This mandatory redemption will take place on a date that the

Board of Trustees specifies out of legally available funds in accordance with the Fund's Agreement and Declaration of Trust, the Statement and applicable law, at the redemption price of $25,000 per share plus accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption. The number of Preferred Shares that must be redeemed in order to cure such failure will be allocated pro rata among the outstanding Preferred Shares and Other Preferred Shares of the Fund. The mandatory redemption will be limited to the number of Preferred Shares necessary to restore the required discounted value or the Investment Company Act Preferred Shares Asset Coverage, as the case may be.

        Optional Redemption.    The Fund at its option may, without the consent of the holders of Preferred Shares, redeem Preferred Shares, in whole or in part, out of funds legally available therefor. Any optional redemption will occur on any dividend payment date at the optional redemption price per share of $25,000, plus an amount equal to accumulated but unpaid dividends to the date fixed for redemption plus the premium, if any, specified in a special dividend period. No Preferred Shares may be redeemed if the redemption would cause the Fund to violate the 1940 Act or applicable law. The Fund has the authority to redeem Preferred Shares for any reason.

Liquidation

        Subject to the rights of holders of any series or class or classes of shares ranking on a parity with the Preferred Shares with respect to the distribution of assets upon liquidation of the Fund, upon a liquidation of the Fund, whether voluntary or involuntary, the holders of Preferred Shares then outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution is made on the Common Shares, an amount equal to the liquidation preference with respect to such shares ($25,000 per share), plus an amount equal to all dividends thereon (whether or not earned or declared by the Fund, but excluding the interest thereon) accumulated but unpaid to and including the date of final distribution in same-day funds in connection with the liquidation of the Fund. After the payment to the holders of Preferred Shares of the full preferential amounts provided for as described herein, the holders of Preferred Shares as such will have no right or claim to any of the remaining assets of the Fund.

        Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any other entity nor the merger or consolidation of any other entity into or with the Fund, will be a liquidation, whether voluntary or involuntary, for the purposes of the foregoing paragraph.

THE AUCTIONS

General

        The Statement provides that, except as otherwise described in this prospectus, the applicable rate for the Preferred Shares for each rate period after the initial rate period will be the rate that results from an auction conducted as set forth in the Statement and summarized below. In such an auction, persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell Preferred Shares. See the Statement included in the Statement of Additional Information for a more complete description of the auction process.

        Auction Agency Agreement.    The Fund will enter into an auction agency agreement with the auction agent (initially, The Bank of New York) which provides, among other things, that the auction agent will follow the auction procedures to determine the applicable rate for Preferred Shares, so long as the applicable rate for Preferred Shares is to be based on the results of an auction.

        The auction agent may terminate the auction agency agreement upon notice to the Fund no earlier than 45 days after the delivery of such notice. If the auction agent should resign, the Fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Fund may remove the auction agent provided that, prior to such removal, the Fund has entered into such an agreement with a successor auction agent.

        Broker-Dealer Agreements.    Each auction requires the participation of one or more Broker-Dealers.

        The auction agent intends to enter into agreements with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in auctions for Preferred Shares.

        The auction agent will pay to each Broker-Dealer after each auction from funds provided by the Fund, a service charge normally calculated at the annual rate of 1/4 of 1% of the liquidation preference ($25,000 per share) of the Preferred Shares held by that Broker-Dealer's customer upon settlement in an auction. A Broker-Dealer may share a portion of any such fees with non-participating Broker-Dealers that submit orders to the Broker-Dealer for an Auction that are placed by that Broker-Dealer in such Auction.

        The Fund may request that the auction agent terminate one or more Broker-Dealer agreements at any time upon five days' notice, provided that at least one Broker-Dealer agreement is in effect after termination of the other agreements.

Auction Procedures

        Prior to the submission deadline on each auction date for the Preferred Shares, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the auction agent) as a beneficial owner of the Preferred Shares may submit the following types of orders with respect to the Preferred Shares to that Broker-Dealer:

          1.     Hold Order-indicating its desire to hold the Preferred Shares without regard to the applicable rate for the next rate period.

          2.     Bid-indicating its desire to purchase or hold the indicated number of the Preferred Shares at $25,000 per share if the applicable rate for the Preferred Shares for the next rate period is not less than the rate specified in the bid, or indicating its desire to sell the Preferred Shares at $25,000 per share if the applicable rate for the Preferred Shares for the next period is less than the rate or spread specified in the bid.

          3.     Sell Order-indicating its desire to sell the Preferred Shares at $25,000 per share without regard to the applicable rate for the Preferred Shares for the next period.

        A beneficial owner of Preferred Shares may submit different types of orders to its Broker-Dealer with respect to Preferred Shares then held by the beneficial owner. A beneficial owner that submits a bid to its Broker-Dealer having a rate higher than the maximum applicable rate on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A beneficial owner that fails to submit an order to its Broker-Dealer will ordinarily be deemed to have submitted a hold order to its Broker-Dealer. However, if a beneficial owner fails to submit an order for some or all of its shares to its Broker-Dealer for an auction relating to a rate period of more than [    ] days, such beneficial owner will be deemed to have submitted a sell order for such shares to its Broker-Dealer. A sell order constitutes an irrevocable offer to sell the Preferred Shares subject to the sell order. A beneficial owner that offers to become the beneficial owner of additional Preferred Shares is, for the purposes of such offer, a potential holder as discussed below.

        A potential holder is either a customer of a Broker-Dealer that is not a beneficial owner of the Preferred Shares but that wishes to purchase Preferred Shares or that is a beneficial owner of Preferred Shares that wishes to purchase additional Preferred Shares. A potential holder may submit bids to its Broker-Dealer in which it offers to purchase Preferred Shares at $25,000 per share if the applicable rate for the next dividend period is not less than the specified rate in such bid. A bid placed by a potential holder specifying a rate higher than the maximum applicable rate for the Preferred Shares on the auction date will not be accepted.

        The Broker-Dealers in turn will submit the orders of their respective customers who are beneficial owners and potential holders to the auction agent. They will designate themselves (unless otherwise permitted by the Fund) as existing holders of shares subject to orders submitted or deemed submitted to them by beneficial owners. They will designate themselves as potential holders of shares subject to orders submitted to them by potential holders. However, neither the Fund nor the auction agent will be responsible for a Broker-Dealer's failure to comply with these procedures. Any order placed with the auction agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a Broker-Dealer by a beneficial owner or potential holder. Similarly, any failure by a Broker-Dealer to submit to the auction agent an order for any Preferred Shares held by it or customers who are beneficial owners will be treated as a beneficial owner's failure to submit to its Broker-Dealer an order in respect of Preferred Shares held by it. A Broker-Dealer may also submit orders to the auction agent for its own account as an existing holder or potential holder, provided it is not an affiliate of the Fund. If a Broker-Dealer submits an order for its own account in any Auction, it may have knowledge of orders placed through it in that Auction and therefore have an advantage over other bidders, but such Broker-Dealer would not have knowledge of orders submitted by other Broker-Dealers in that Auction.

        There are sufficient clearing bids in an auction if the number of shares subject to bids submitted or deemed submitted to the auction agent by Broker-Dealers for potential holders with rates or spreads equal to or lower than the maximum applicable rate is at least equal to the number of Preferred Shares subject to sell orders and the number of Preferred Shares subject to bids specifying rates or spreads higher than the maximum applicable rate submitted or deemed submitted to the auction agent by Broker-Dealers for existing holders of Preferred Shares. If there are sufficient clearing bids, the applicable rate for the next succeeding rate period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of existing holders and potential holders, would result in existing holders and potential holders owning the Preferred Shares available for purchase in the auction.

        If there are not sufficient clearing bids for the Preferred Shares, the applicable rate for the next rate period will be the maximum applicable rate on the auction date. However, if the Fund has declared a special rate period and there are not sufficient clearing bids, the election of a special rate period will not be effective and the applicable rate for the next rate period will be the same as during the current rate period. If there are not sufficient clearing bids, beneficial owners of Preferred Shares that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all shares subject to such sell orders. If all of the outstanding Preferred Shares are the subject of submitted hold orders, then the rate period following the auction will automatically be the same length as the preceding rate period and the applicable rate for the next rate period will be 90% of the reference rate.

        A Broker-Dealer may also bid in an Auction in order to prevent what would otherwise be (i) a failed Auction, (ii) an "all-hold" Auction, or (iii) an applicable rate that the Broker-Dealer believes, in its sole discretion, does not reflect the market for the Preferred Shares at the time of the Auction. A Broker-Dealer may, but is not obligated to, advise beneficial owners of Preferred Shares that the applicable rate that would apply in an "all-hold" Auction may be lower than would apply if beneficial owners submit bids, and such advice, if given, may facilitate the submission of bids by beneficial owners that would avoid the occurrence of an "all-hold" Auction.

        The auction procedures include a pro rata allocation of shares for purchase and sale which may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of

Preferred Shares that is different than the number of shares specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

        Settlement of purchases and sales will be made on the next business day (which is also a dividend payment date) after the auction date through DTC. Purchasers will make payment through their agent members in same-day funds to DTC against delivery to their respective agent members. DTC will make payment to the sellers' agent members in accordance with DTC's normal procedures, which now provide for payment against delivery by their agent members in same-day funds.

        The auctions will normally be held every [    ] days (normally every [Monday]) for the Preferred Shares. Each Subsequent Rate Period will normally begin on the following business day.

        If an Auction date is not a business day because the New York Stock Exchange is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the auction agent is not able to conduct an auction in accordance with the Auction procedures for any reason, then the dividend rate for the next dividend period will be the dividend rate determined on the previous Auction date. However, if the New York Stock Exchange is closed for such reason for three or less than three consecutive business days, then the dividend rate for the next dividend period shall be the dividend rate determined by auction on the first business day following such Auction date.

        The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding Preferred Shares, and three current holders. The three current holders and three potential holders submit orders through Broker-Dealers at the auction:

Current Holder A	Owns 500 shares, wants to sell all 500 shares if auction rate is less than 4.1%	Bid order of 4.1% rate to sell all 500 shares
Current Holder B	Owns 300 shares, wants to hold	Hold order—will take the auction rate
Current Holder C	Owns 200 shares, wants to sell all 200 shares if auction rate is less than 3.9%	Bid order of 3.9% rate to sell all 200 shares
Potential Holder D	Wants to buy 200 shares	Places order to buy at or above 4.0%
Potential Holder E	Wants to buy 300 shares	Places order to buy at or above 3.9%
Potential Holder F	Wants to buy 200 shares	Places order to buy at or above 4.1%

        The lowest dividend rate that will result in all 1,000 Preferred Shares continuing to be held is 4.0% (the offer by potential holder D). Therefore, the dividend rate will be 4.0%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A's dividend rate bid was higher than the dividend rate. Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.

Secondary Market Trading and Transfer of Preferred Shares

        The Broker-Dealers are expected to maintain a secondary trading market in the Preferred Shares outside of the auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that a secondary trading market for Preferred Shares will develop or, if it does develop, that it will provide owners with liquidity of investment. The Preferred Shares will not be listed on any stock exchange or on any automated quotation system.

        Investors who purchase Preferred Shares in an auction for a special rate period should note that because the dividend rate on such shares will be fixed for the length of that dividend period, the value of such shares may fluctuate in response to the changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction thereof, depending on market conditions. In addition, a broker-dealer may, in its own discretion, decide to sell Preferred Shares in the secondary market to investors at any time and at any price, including at prices equivalent to, below or above the par value of the Preferred Shares.

        A beneficial owner or an existing holder may sell, transfer or otherwise dispose of Preferred Shares only in whole shares and only:

  •
  pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures;

  •
  to a Broker-Dealer; or

  •
  to such other persons as may be permitted by the Fund; provided, however, that (x) if you hold your Preferred Shares in the name of a Broker-Dealer, a sale or transfer of your Preferred Shares to that Broker-Dealer, or to another customer of that Broker-Dealer, will not be considered a sale or transfer for purposes of the foregoing if that Broker-Dealer remains the existing holder of the Preferred Shares immediately after the transaction; and (y) in the case of all transfers, other than through an auction, the Broker-Dealer (or other person, if the Fund permits) receiving the transfer will advise the auction agent of the transfer.

        Further description of the auction procedures can be found in the Statement.

TAXES

        The following is a summary discussion of certain federal income tax consequences that may be relevant to a shareholder that acquires, holds and/or disposes of Preferred Shares of the Fund and reflects provisions of the Code, existing Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund. For more detailed information regarding tax considerations, see the Statement of Addition Information. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

        The Fund has elected and intends to continue to qualify for the special tax treatment afforded a regulated investment company under the provisions of Subchapter M of the Code. The Fund will qualify as a regulated investment company in any taxable year in which it distributes at least 90% of the sum of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gain and net realized gains from certain hedging transactions) and certain other income. The Fund (but not its shareholders) will not be subject to federal income tax in any taxable year in which it qualifies as a regulated investment company and to the extent that it distributes its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss). The Fund intends to distribute substantially all of such income and gain each year.

        Based in part on the lack of present intention on the part of the Fund to redeem the Preferred Shares at any time in the future, the Fund intends to take the position that under present law, the Preferred Shares will constitute stock of the Fund, and distributions by the Fund with respect to its Preferred Shares (other than distributions in redemption of Preferred Shares that are treated as exchanges of stock under Section 302(b) of the Code) thus will constitute dividends to the extent of that Fund's current and accumulated earnings and profits as calculated for federal income tax purposes. It is possible, however, that the IRS might take a contrary position, asserting, for example, that the Preferred Shares constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions below would not apply. Instead, distributions by the Fund to holders of Preferred Shares would constitute interest, whether or not they exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and would be taxed as ordinary income. Mayer, Brown, Rowe & Maw LLP, counsel to the Fund, believes that such a position, if asserted by the IRS, would be unlikely to prevail if the issue were properly litigated.

        Distributions of any taxable net investment income and net short-term capital gain will be taxable as ordinary income to the extent of the Fund's current and accumulated earnings and profits (except to the extent that a reduced capital gains tax rate applies to qualified dividend income). Distributions of the Fund's net capital gain, if any, will be taxable to shareholders as long-term capital gains, regardless of the length of time they held their shares. Distributions, if any, in excess of the Fund's current and accumulated earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder (assuming the shares are held as a capital asset). For purposes of determining whether distributions are out of the Fund's current or accumulated earnings and profits, the Fund's earnings and profits will be allocated first to the Fund's Preferred Shares and then to the Fund's Common Shares.

        Subject to certain conditions and limitations, under applicable federal income tax provisions, a corporation receiving dividends with respect to stock it owns in another corporation is allowed a deduction against a portion of such dividend income received (the "Dividends Received Deduction"). The Fund expects to receive dividends with respect to some or all of the stocks in other corporations held by the Fund, and the Fund may designate such dividends as eligible for the Dividends Received Deduction only to the extent that the Fund receives dividends for which the Fund would be entitled to the Dividends Received Deduction if the Fund were a regular corporation and not a regulated investment company. A corporation that owns Common Shares or Preferred Shares generally will be entitled to a Dividends Received Deduction with respect to a designated portion of the dividends it receives from the Fund.

        For dividends received by the Fund to be eligible for designation for the Dividends Received Deduction, the dividends must be paid by a domestic corporation that is subject to U.S. income tax and the Fund must hold the stock of such corporation for at least 46 days during the 90-day period beginning 45 days before the ex-dividend date for the stock (91 days during the 180-day period for certain preferred stock). The Fund's holding period for stock will in general not include any period for which the Fund holds an option to sell or is the writer of an option to buy substantially identical stock, although there exists an exception for certain options written by the Fund, the exercise prices of which are not substantially below the market prices of the underlying securities at the times the options are written. The Dividends Received Deduction is reduced for dividends received from debt-financed portfolio stock by a percentage related to the amount of debt incurred to purchase such stock.

        To the extent that the source of dividends or distributions with respect to the Preferred Shares is dividends received by the Fund that would be eligible for the Dividends Received Deduction, a corporate holder of Common Shares or Preferred Shares (collectively, the "Shares") in the Fund will be allowed a deduction equal to 70% of the dividends paid to it by the Fund and designated by the Fund as eligible for the Dividends Received Deduction. The aggregate amount of Dividends Received Deductions that may be taken by a corporation is limited to 70% of its taxable income, computed without regard to any net operating loss deduction.

        In order for dividends effectively designated by the Fund as eligible for the Dividends Received Deduction to qualify for the Dividends Received Deduction when received by a particular shareholder, the shareholder must, among other things, be a corporation meeting the 46-day (or 91-day) holding period requirement described above with respect to its Fund Shares. The Dividends Received Deduction will be reduced in the case of a shareholder who has incurred indebtedness, or is treated as having incurred indebtedness, that is "directly attributable" to the acquisition or carrying of the Shares. The basis of a shareholder's Shares may be reduced in the case of certain "extraordinary dividends" eligible for the Dividends Received Deduction by an amount equal to the non-taxed portion of such dividends, although it is expected that such extraordinary dividends will be paid only in unusual circumstances.

        Dividends and other distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

        The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The IRS has taken the position that if a regulated investment company has more than one class of shares, it may designate distributions made to each class in any year as consisting of no more than that class's proportionate share of particular types of income for that year, including ordinary income and net capital gain. A class's proportionate share of a particular type of income for a year is determined according to the percentage of total dividends paid by the regulated investment company during that year to the class. Accordingly, the Fund intends to designate a portion of its distributions paid to the Preferred Shares as capital gain dividends in compliance with the IRS position, but only to the extent that capital gains are declared on ordinary shares.

        Although the matter is not free from doubt, due to the absence of direct regulatory or judicial authority, in the opinion of Mayer, Brown, Rowe & Maw LLP under current law the manner in which the Fund intends to allocate items of ordinary income and net capital gain among the Fund's Common Shares and Preferred Shares will be respected for federal income tax purposes. It is possible that the IRS could disagree with counsel's opinion and attempt to reallocate the Fund's net capital gain or other taxable income.

        If at any time when Preferred Shares are outstanding the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to holders of Common Shares until the asset coverage is restored. See "Description of Auction Market Preferred Shares—Dividends and Dividend Periods-Restrictions on Dividends and Other Payments." Such a suspension may prevent the Fund from distributing at least 90% of the sum of its investment company taxable income and certain other income and may, therefore, jeopardize the Fund's qualification for taxation as a regulated investment company. Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund, in its sole discretion, may redeem Preferred Shares in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify for treatment as a regulated investment company. See "Description of Auction Market Preferred Shares—Redemption." There can be no assurance, however, that any such action would achieve that objective.

        Certain of the Fund's investment practices are subject to special Code provisions that, among other things, may defer the use of certain losses of the Fund and affect the holding period of securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

        Under the "Jobs and Growth Tax Relief Reconciliation Act of 2003" (the "Tax Act"), the U.S. federal income tax rate on long-term capital gains recognized by individuals has been reduced to 15% (or 5% for individuals in the 10% or 15% tax brackets), and "qualified dividend income" received by individuals from certain domestic and foreign corporations will also be taxed at this reduced capital gains tax rate. The reduced long-term capital gains tax rate will apply to capital gains realized by shareholders who sell Preferred Shares of the Fund that they have held for more than one year. The reduced rates, which do not apply to short-term capital gains, generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003 (and to Fund distributions of such gain), and will cease to apply for taxable years beginning after December 31, 2008. Distributions from the Fund designated as capital gain dividends should be eligible for the reduced rate applicable to long-term capital gains. Ordinary income dividends paid by the Fund would be eligible to be treated by individual Fund shareholders as qualified dividend income taxed at the reduced capital gains rate to the extent that some portion of the Fund's dividends were attributable to such qualified dividend income received by the Fund and to the extent that the Fund were to designate such portion as qualified dividend income. The tax treatment applies only if certain holding period requirements are satisfied by the shareholder. For this purpose, "qualified dividends" means dividends received by the Fund from United States corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations.

        In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. Dividends received by the Fund from REITs are qualified dividends eligible for this lower tax rate only in limited circumstances. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning after December 31, 2002, and beginning before January 1, 2009. Thereafter, the Fund's dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional legislative action is taken.

        A dividend paid by the Fund to a shareholder will not be treated as qualified dividend income of the shareholder if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or more than 90 days during the associated 181-day period, in the case of dividends attributable to periods in excess of 366 days paid with respect to preferred stock) (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

        Subject to certain exceptions, a "qualified foreign corporation" is any foreign corporation that is either (i) incorporated in a possession of the United States (the "possessions test"), or (ii) eligible for benefits of a comprehensive income tax treaty with the United States, which the Secretary of the Treasury determines is satisfactory for these purposes and which includes an exchange of information program (the "treaty test"). The Secretary of the Treasury currently has identified tax treaties between the United States and 52 other countries that satisfy the treaty test.

        Subject to the same exceptions, a foreign corporation that does not satisfy either the possessions test or the treaty test will still be considered a "qualified foreign corporation" with respect to any dividend paid by such corporation if the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States. The Treasury Department has issued a notice stating that common or ordinary stock, or an American depositary receipt in respect of such stock, is considered readily tradable on an established securities market in the United States if it is listed on a national securities exchange that is registered under section 6 of the Securities Exchange Act of 1934 or on the NASDAQ Stock Market.

        A qualified foreign corporation does not include any foreign corporation which for the taxable year of the corporation in which the dividend is paid, or the preceding taxable year, is a foreign personal holding company, a foreign investment company or a passive foreign investment company as defined in the Code.

        Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively "foreign taxes") that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the IRS that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by such shareholder, a proportionate share of those taxes, (2) would be required to treat such share of those taxes and of any dividend paid by the fund that represents income from foreign or U.S. possessions sources as such shareholder's own income from those sources and (3) could either deduct the foreign taxes deemed paid in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of foreign taxes paid and the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

        The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Sales of Preferred Shares

        The sale of Preferred Shares (including transfers in connection with a redemption or repurchase of Preferred Shares treated as a sale or exchange) will be a taxable transaction for federal income tax purposes. A selling shareholder generally will recognize gain or loss equal to the difference between the amount of cash and the fair market value of any property received and the holder's adjusted tax basis in the Preferred Shares. If the Preferred Shares are held as a capital asset, the gain or loss will be a capital gain or loss and will be long-term if the Preferred Shares have been held for more than one year. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less, or (ii) 15% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain dividends) (5% for individuals in the 10% or 15% tax brackets). Any loss realized on a disposition of Preferred Shares held for six months or less will be treated as a long-term, rather than a short-term, capital loss to the extent of any capital gain distributions received with respect to those Preferred Shares. A shareholder's holding period for Preferred Shares is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options, sales contracts or short sales. Any loss realized on a sale or exchange of Preferred Shares will be disallowed to the extent those Preferred Shares are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original Preferred Shares. In that event, the basis of the replacement Preferred Shares will be adjusted to reflect the disallowed loss.

        An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

Backup Withholding

        The Fund is required to withhold a percentage of all taxable dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Such withholding from taxable dividends and capital gain distributions is also required for such shareholders who fail to provide certain certifications or otherwise are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against the shareholder's U.S. federal income tax liability, provided that the required information is furnished to the IRS.

        The foregoing briefly summarizes some of the important federal income tax consequences of investing in Preferred Shares, reflects the federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

DESCRIPTION OF CAPITAL STRUCTURE

        The Fund is an unincorporated statutory trust established under the laws of the state of Delaware by a Certificate of Trust dated April 27, 2004 and filed with the Secretary of State of Delaware on that date. The Declaration of Trust provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees of the Fund have authorized an unlimited number of shares of beneficial interest stock, no par value, all of which shares were initially classified as Common Shares. The Agreement and Declaration of Trust also authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including Preferred Shares, in one or more series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Shareholders. For a description of the Preferred Shares, see "Description of Preferred Shares."

        Holders of Common Shares are entitled to share equally in dividends declared by a Board of Trustees payable to holders of Common Shares and in the net assets of the Fund available for distribution to holders of Common Shares after payment of the preferential amounts payable to holders of any outstanding Preferred Shares. Neither holders of Common Shares nor holders of Preferred Shares have pre-emptive or conversion rights and Common Shares are not redeemable. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding Preferred Shares, and upon receipt of such releases, indemnities and refusing agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the holders of the Common Shares. The Agreement and Declaration of Trust provides that no Shareholder shall be subject in such capacity to any personal liability whatsoever to any person in connection with the Fund.

        Holders of Common Shares are entitled to one vote for each share held and will vote with the holders of any outstanding Preferred Shares or Other Preferred Shares on each matter submitted to a vote of holders of Common Shares, except as described under "Description of Preferred Shares—Voting Rights."

        Holders of Preferred Shares are entitled to one vote for each share held. The Common Shares, Preferred Shares and any Other Preferred Shares do not have cumulative voting rights, which means that the holders of more than 50% of the Common Shares, Preferred Shares and any Other Preferred Shares voting for the election of Trustees can elect all of the Trustees standing for election by such holders, and, in such event, the holders of the remaining Common Shares, Preferred Shares and any Other Preferred Shares will not be able to elect any of such Trustees.

        So long as any Preferred Shares or any Other Preferred Shares are outstanding, holders of Common Shares will not be entitled to receive any dividends of or other distributions from the Fund, unless at the time of such declaration, (1) all accrued dividends on Preferred Shares and Other Preferred Shares, or accrued interest on borrowings, have been paid and (2) the value of the Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding Preferred Shares and Other Preferred Shares (expected to equal the aggregate original purchase price of the outstanding Preferred Shares and Other Preferred Shares plus redemption premium, if any, together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Fund is required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the Preferred Shares from a rating agency. These requirements include an asset coverage test more stringent than under the 1940 Act. See "Description of Preferred Shares—Dividends and Dividend Rate Periods—Restrictions on Dividend Redemption and Other Payments."

        The Fund will send unaudited reports at least semi-annually and audited financial statements annually to all of its shareholders.

        The Common Shares of the Fund began trading on the ASE on July 28, 2004. At                        , 2004, the net asset value per share of Common Shares and the closing price per share of Common Shares on the ASE were $            and $            , respectively.

Preferred Shares

        Under the 1940 Act, the Fund is permitted to have outstanding more than one series of Preferred Shares or Other Preferred Shares as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Neither holders of Common Shares nor holders of Other Preferred Shares have pre-emptive rights to purchase any Preferred Shares or any Other Preferred Shares that might be issued. It is anticipated that the net asset value per share of the Preferred Shares will equal its original purchase price per share plus accumulated dividends per share.

CERTAIN PROVISIONS OF THE AGREEMENT AND DECLARATION OF TRUST

Anti-Takeover Provisions in the Declaration of Trust

        The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board of Trustees, and could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Board of Trustees is divided into three classes, with the term of one class expiring at each annual meeting of Common Shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A Trustee may be removed from office without cause only by a written instrument signed or adopted by two-thirds of the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that elected such Trustee and are entitled to vote on the matter.

        The Fund's Declaration of Trust provides that the Fund may not merge with another entity, or sell, lease or exchange all or substantially all of its assets without the approval of at least two-thirds of the Trustees and 75% of the affected shareholders.

        In addition, the Declaration of Trust requires the favorable vote of the holders of at least 80% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of the Fund's outstanding shares and their affiliates or associates, unless two-thirds of the Board of Trustees have approved by resolution a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of outstanding shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan or pursuant to any offering in which such Principal Shareholder acquires securities that represent no greater a percentage of any class or series of securities being offered than the percentage of any class of shares beneficially owned by such Principal Shareholder immediately prior to such offering or, in the case of securities, offered in respect of another class or series, the percentage of such other class or series beneficially owned by such Principal

Shareholder immediately prior to such offering); (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1 million, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1 million, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period) or (v) the purchase by the Fund, or any entity controlled by the Fund, of any Common Shares from any Principal Shareholder or any person to whom any Principal Shareholder transferred Common Shares.

        The Board of Trustees has determined that provisions with respect to the Board of Trustees and the 80% voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of Common Shareholders generally. Reference should be made to the Declaration of Trust on file with the Securities and Exchange Commission for the full text of these provisions.

Conversion to Open-End Fund

        The Fund may be converted to an open-end management investment company at any time if approved by each of the following: (i) a majority of the Trustees then in office, (ii) the holders of not less than 75% of the Fund's outstanding shares entitled to vote thereon and (iii) by such vote or votes of the holders of any class or classes or series of shares as may be required by the 1940 Act. The composition of the Fund's portfolio likely would prohibit the Fund from complying with regulations of the Securities and Exchange Commission applicable to open-end management investment companies, including the limitation that open-end management investment companies invest no more than 15% in illiquid securities. Accordingly, conversion likely would require significant changes in the Fund's investment policies and liquidation of a substantial portion of the relatively illiquid portion of its portfolio. Conversion of the Fund to an open-end management investment company also would require the redemption of any outstanding Preferred Shares and could require the repayment of borrowings, which would eliminate the leveraged capital structure of the Fund with respect to the Common Shares. In the event of conversion, the Common Shares would cease to be listed on the American Stock Exchange or other national securities exchange or market system. The Board of Trustees believes, however, that the closed-end structure is desirable, given the Fund's investment objective and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to convert the Fund to an open-end management investment company. Shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund expects to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at net asset value plus a sales load.

UNDERWRITING

        Subject to the terms and conditions stated in a purchase agreement dated                        , 2004, each underwriter named below, for which                        is acting as representative, has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of Preferred Shares set forth opposite the name of such underwriter.

Underwriter	Number of Preferred Shares
[Underwriting Syndicate to be listed here]

Total

        The purchase agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions, including, without limitation, the receipt by the underwriters of customary closing certificates, opinions and other documents and the receipt by the Fund of "AAA" ratings on the Preferred Shares by both S&P and Fitch as of the time of the offering. The underwriters are obligated to purchase all the Preferred Shares if they purchase any of the Preferred Shares. In the purchase agreement, the Fund and Clough have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act, or to contribute payments the underwriters may be required to make for any of those liabilities.

        The underwriters propose to initially offer some of the Preferred Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Preferred Shares to certain dealers at the public offering price less a concession not in excess of $                      per share. The sales load the Fund will pay of $250 per share is equal to 1% of the initial offering price of the Preferred Shares. After the initial public offering, the underwriters may change the public offering price and the concession. Investors must pay for any Preferred Shares on or before            , 2004.

        Certain Broker-Dealers and other participants in the auction rate securities markets, including both taxable and tax exempt markets, have received letters from the Securities and Exchange Commission requesting that each of them voluntarily conduct an investigation regarding their respective practices and procedures in those markets. Those Broker-Dealers are cooperating fully with the Securities and Exchange Commission in this process. No assurance can be given as to whether the results of this process will affect the market for the Preferred Shares or the Auctions.

        The Fund anticipates that the underwriters may from time to time act as brokers or dealers in executing the Fund's portfolio transactions after they have ceased to be underwriters. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for, the Fund.

        The Fund anticipates that the underwriters or their respective affiliates may, from time to time, act in auctions as Broker-Dealers and receive fees as set forth under "The Auction" and in the Statement of Additional Information.

        The principal business address of                        is                         .

        The settlement date for the purchase of the Preferred Shares will be            , 2004, as agreed upon by the underwriters, the Fund and ALPS pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934.

CUSTODIAN AND TRANSFER AGENT

        The Bank of New York is the custodian of the Fund and will maintain custody of the securities and cash of the Fund. ALPS maintains the Fund's general ledger and computes net asset value per share daily.

        The Bank of New York also serves as the transfer agent of the Fund.

LEGAL MATTERS

        Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Mayer, Brown, Rowe & Maw LLP, Chicago, Illinois, and for the Underwriters by                        .                         may rely as to certain matters of Delaware law on the opinion of Bingham McCutchen LLP.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Deloitte & Touche LLP is the Fund's independent registered public accounting firm for the Fund and serves as the Fund's auditors.

ADDITIONAL INFORMATION

        The prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by its rules and regulations. The Statement of Additional Information can be obtained without charge by calling (877) 256-8445.

        Statements contained in this prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this prospectus forms a part, each such statement being qualified in all respects by such reference.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Additional Investment Information and Restrictions
Trustees and Officers
Investment Advisory and Other Services
Determination of Net Asset Value
Portfolio Trading
Additional Information Concerning the Auctions for Preferred Shares
Taxes
Other Information
Independent Registered Public Accounting Firm
Report of Independent Registered Public Accounting Firm
Financial Information
APPENDIX A: Statement of Preferences of the Preferred Shares
APPENDIX B: Ratings

THE FUND'S PRIVACY POLICY

        The Fund is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. The Fund has in effect the following policy with respect to nonpublic personal information about its customers:

  •
  Only such information received from you, through application forms or otherwise, and information about your Fund transactions will be collected.

  •
  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

  •
  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

        For more information about the Fund's privacy policies call (877) 256-8445 (toll-free).

[            ] Shares

Clough Global Allocation Fund
Preferred Shares
Liquidation Preference $25,000 per Share

PROSPECTUS

[Underwriting Syndicate to be inserted]

[                        , 2004]

The information in this Statement of Additional Information is not complete and may be changed. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. We may not sell these securities until the registration statement is effective. This Statement of Additional Information is not a prospectus.

Subject to Completion, dated [                        , 2004]

STATEMENT OF ADDITIONAL INFORMATION
[                        , 2004]

Clough Global Allocation Fund
1625 Broadway, Suite 2200
Denver, Colorado 80202
(877) 256-8445 (toll-free)

Additional Investment Information and Restrictions
Trustees and Officers
Investment Advisory and Other Services
Determination of Net Asset Value
Portfolio Trading
Additional Information Concerning the Auctions for the Preferred Shares
Taxes
Other Information
Independent Registered Public Accounting Firm
Report of Independent Registered Public Accounting Firm
Financial Information
APPENDIX A: Statement of Preferences of the Preferred Shares
APPENDIX B: Ratings

        This Statement of Additional Information ("SAI") is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the prospectus of the Clough Global Allocation Fund (the "Fund"), subject to completion, dated [                        , 2004], as supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with such prospectus, a copy of which may be obtained without charge by contacting your financial intermediary or calling the Fund at (877) 256-8445 (toll-free). You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov).

        The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information, which is not a prospectus, is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

        Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the prospectus or the Statement of Preferences of Preferred Shares (the "Statement") attached hereto as Appendix A.

i

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS

        Primary investment strategies are described in the prospectus. The following is a description of the various investment policies that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. Clough may, but is not required to, buy any of the following instruments or use any of the following techniques, and would do so only if it believes that doing so will help to achieve the Fund's investment objective.

Derivative Instruments

        Derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) may be purchased or sold to enhance return (which may be considered speculative), to hedge against fluctuations in securities prices, market conditions or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies. Such transactions may be in the U.S. or abroad and may include the purchase or sale of futures contracts on indices and options on stock index futures, the purchase of put options and the sale of call options on securities held, equity swaps and the purchase and sale of currency futures and forward foreign currency exchange contracts. Transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments' prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. In addition, the entire premium paid for purchased options may be lost before than can be profitably exercised. Transaction costs are incurred in opening and closing positions. Derivative instruments may sometimes increase or leverage exposure to a particular market risk, thereby increasing price volatility. Over-the-counter ("OTC") derivative instruments, equity swaps and forward sales of stocks involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. The staff of the Securities and Exchange Commission takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the use of derivative instruments. There can be no assurance that the use of derivative instruments will be advantageous.

        Foreign exchange traded futures contracts and options thereon may be used only if Clough determines that trading on such foreign exchange does not entail risks, including credit and liquidity risks, that are materially greater than the risks associated with trading on CFTC-regulated exchanges.

        A put option on a security may be written only if Clough intends to acquire the security. Call options written on securities will be covered by ownership of the securities subject to the call option or an offsetting option.

1

Corporate Bonds And Other Debt Securities

        The Fund may invest in corporate bonds including below investment grade quality bonds, commonly known as "junk bonds" ("Non-Investment Grade Bonds"). Investments in Non-Investment Grade Bonds generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. Non-Investment Grade Bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of Non-Investment Grade Bonds may be more complex than for issuers of higher quality securities.

        Non-Investment Grade Bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in Non-Investment Grade Bond prices because the advent of recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of Non-Investment Grade Bonds defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of Non-Investment Grade Bonds structured as zero-coupon, step-up or payment-in-kind securities, their market prices will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest currently and in cash. Clough seeks to reduce these risks through diversification, credit analysis and attention to current developments in both the economy and financial markets.

        The secondary market on which Non-Investment Grade Bonds are traded may be less liquid than the market for investment grade securities. Less liquidity in the secondary trading market could adversely affect the net asset value of the Shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of Non-Investment Grade Bonds, especially in a thinly traded market. When secondary markets for Non-Investment Grade Bonds are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is no reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling these securities. The Fund will be more dependent on Clough's research and analysis when investing in Non-Investment Grade Bonds. Clough seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rate and market conditions.

        A general description of the ratings of securities by Moody's, S&P and Fitch is set forth in Appendix A to this SAI. Such ratings represent these rating organizations' opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating Non-Investment Grade Bonds can involve certain risks. For example, credit ratings evaluate the safety or principal and interest payments, not the market value risk of Non-Investment Grade Bonds. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. Clough does not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality.

        In the event that a rating agency or Clough downgrades its assessment of the credit characteristics of a particular issue, the Fund is not required to dispose of such security. In determining whether to

2

retain or sell a downgraded security, Clough may consider such factors as Clough's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of the creditworthiness of issuers of Non-Investment Grade Bonds may be more complex than for issuers of high quality debt securities.

Investment Restrictions

  Fundamental Restrictions

        The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy, the Fund may not:

(1)
Borrow money, except as permitted by the 1940 Act. The 1940 Act currently requires that any indebtedness incurred by a closed-end investment company have an asset coverage of at least 300%;

(2)
Issue senior securities, as defined in the 1940 Act, other than (a) the Preferred Shares or other preferred shares which immediately after issuance will have asset coverage of at least 200%, (b) indebtedness which immediately after issuance will have asset coverage of at least 300% or (c) the borrowings permitted by investment restriction (1) above. The 1940 Act currently defines "senior security" as any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Debt and equity securities issued by a closed-end investment company meeting the foregoing asset coverage provisions are excluded from the general 1940 Act prohibition on the issuance of senior securities;

(3)
Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

(4)
Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act in selling or disposing of a portfolio investment;

(5)
Make loans to other persons, except by (a) the acquisition of loan interests, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objective and policies, (b) entering into repurchase agreements and (c) lending its portfolio securities;

(6)
Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;

(7)
Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currencies, interest or other financial instruments; and

(8)
Invest 25% or more of the value of its total assets in the securities (other than U.S. government securities) of issuers engaged in any single industry or group of related industries.

3

  Nonfundamental Restriction

        The Fund has adopted the following nonfundamental investment policy which may be changed by the Board of Trustees without approval of the Fund's shareholders. The Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act and the rules thereunder. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund's shareholders indirectly bear the Fund's proportionate share of the fees and expenses paid by the shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund's own operations.

        Whenever an investment policy or investment restriction set forth in the prospectus or this SAI states a maximum or minimum percentage of assets that may be invested in any security or other assets or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund's acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by Clough if the security is not rated by a rating agency) will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policies set forth above.

Temporary Borrowings

        The Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The 1940 Act currently requires that the Fund have 300% asset coverage with respect to all borrowings other than temporary borrowings.

TRUSTEES AND OFFICERS

        The Trustees of the Fund are responsible for the overall management and supervision of the affairs of the Fund. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The "non-interested Trustees" consist of those Trustees who are not "interested persons" of the Fund, as that term is defined under the 1940 Act.

4

INTERESTED TRUSTEES AND OFFICERS

Name, Age & Address	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years* and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
W. Robert Alexander, age 76 1625 Broadway, Suite 2200 Denver, Colorado 80202	Trustee and Chairman	Less than three months.	Mr. Alexander is the Chief Executive Officer and Chairman of ALPS. Mr. Alexander was Vice Chairman of First Interstate Bank of Denver, responsible for Trust, Private Banking, Retail Banking, Cash Management Services and Marketing. Mr. Alexander is currently a member of the Board of Trustees of the Hunter and Hughes Trusts as well as Financial Investors Trust, Financial Investors Variable Insurance Trust and the Reaves Utility Income Fund. Because of his affiliation with ALPS, Mr. Alexander is considered an "interested" Trustee of the Fund.	1
James E. Canty, age 42 260 Franklin Street Boston, Massachusetts 02110	Trustee	Less than three months.
			Mr. Canty is a founding partner, Chief Financial Officer and General Counsel for Clough. Prior to founding Clough in 2000, Mr. Canty worked as a corporate and securities lawyer and Director of Investor Relations for Converse, Inc. from 1995 to 2000. He was a corporate and securities lawyer for the Boston offices of Goldstein & Manello, P.C. from 1993 to 1995 and Bingham, Dana and Gould from 1990 to 1993. Mr. Canty served as an Adjunct Professor at Northeastern University from 1996 to 2000. Mr. Canty is currently a member of the Board of Directors of Clough Offshore Fund, Ltd. Because of his affiliation with Clough, Mr. Canty is considered an "interested" Trustee of the Fund.	1
Edmund J. Burke, age 43 1625 Broadway, Suite 2200 Denver, Colorado 80202	President	Less than three months.	Mr. Burke is President and a Director of ALPS. Mr. Burke joined ALPS in 1991 as Vice President and National Sales Manager. Because of his position with ALPS, Mr. Burke is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. Burke is currently the President of Financial Investors Trust, Financial Investors Variable Insurance Trust and Reaves Utility Income Fund.	0

5

Jeremy O. May, age 34 1625 Broadway, Suite 2200 Denver, Colorado 80202	Treasurer	Less than three months.	Mr. May is Senior Vice President and a Director of ALPS. Mr. May joined ALPS in 1995 as a Controller. Because of his position with ALPS, Mr. May is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. May is currently the Treasurer of Financial Investors Trust, Financial Investors Variable Insurance Trust, First Funds and Reaves Utility Income Fund.	0
Erin E. Douglas, age 27 1625 Broadway, Suite 2200 Denver, Colorado 80202	Secretary	Less than three months.	Ms. Douglas is Associate Counsel of ALPS. Ms. Douglas joined ALPS as Associate Counsel in January 2003. Ms. Douglas is deemed an affiliate of the Fund as defined under the 1940 Act. Ms. Douglas is currently the Secretary of the Financial Investors Trust, Financial Investors Variable Insurance Trust, Reaves Utility Income Fund and Westcore Trust.	0

INDEPENDENT TRUSTEES

Name, Age & Address	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years* and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
Mr. Robert Butler, age 63 12 Harvard Drive Hingham, Massachusetts 02043	Trustee	Less than three months.
			Mr. Butler is currently an independent consultant for businesses. Mr. Butler was President of the Pioneer Funds Distributor, Inc. from 1989 to 1998. He was Senior Vice-President from 1985 to 1988 and Executive Vice-President and Director from 1988 to 1999 of the Pioneer Group, Inc. While at the Pioneer Group, Inc. until his retirement in 1999, [Mr. Butler was a Director or Supervisory Board member of a number of subsidiary and affiliated companies, including: Pioneer First Polish Investment Fund, JSC, Pioneer Czech Investment Company and Pioneer Global Equity Fund PLC. From 1975 to 1984 Mr. Butler was Vice-President of the National Association of Securities Dealers.]	1

6

Mr. Adam Crescenzi, age 61 100 Walden Street Concord, Massachusetts 01742	Trustee	Less than three months.	Mr. Crescenzi is a founding partner of Telos Partners, a business advisory firm founded in 1998. Prior to that, he served as Executive Vice President of CSC Index. Mr. Crescenzi is currently a member of the Board of Directors of the Boch Center for the Performing Arts, a Trustee of Dean College, and Chairman of the Board of Directors of Creative Realities and ICEX, Inc.	1
John F. Mee, Esq., age 62 One Gateway Center, Suite 350 Newton, Massachusetts 02158	Trustee	Less than three months.	Mr. Mee is an attorney practicing commercial law, family law, products liability and criminal law. He was an instructor in the Harvard Law School Trial Advocacy Workshop from 1990 to 2002. Mr. Mee is a member of the Bar of the Commonwealth of Massachusetts. He serves on the Board of Directors of Holy Cross Alumni Association.	1
Richard C. Rantzow, age 66 1625 Broadway, Suite 2200 Denver, Colorado 80202	Trustee	Less than three months.	Mr. Rantzow was the Chief Financial Officer and a Director of Ron Miller Associates, Inc. (manufacturer). Prior to that, Mr. Rantzow was Managing Partner (until 1990) of the Memphis office of Ernst & Young. Mr. Rantzow is also Chairman of First Funds Trust.	1
Jerry G. Rutledge, age 60 1 South Tejon Street Colorado Springs, Colorado 80903	Trustee	Less than three months.	Mr. Rutledge is the President and owner of Rutledge's Inc., a retail clothing business. Mr. Rutledge is currently a Director of the American National Bank and a Regent of the University of Colorado.	1

*
Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

        The Audit Committee of the Board of Trustees ("Audit Committee") is comprised of the non-interested Trustees. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent registered public accounting firm, and reviewing matters relative to accounting and auditing practices and procedures, accounting records and the internal accounting controls of the Fund, and certain service providers.

        The Fair Value Committee of the Board of Trustees ("Valuation Committee") is comprised of an independent trustee and various principals of the Fund. The Valuation Committee's function is to oversee the implementation of the Fund's valuation procedures and to make fair value determinations and establish methodologies on behalf of the Board as may be specified in the valuation procedures. Meetings may be held in person or by telephone conference call, as necessary.

        The non-interested Trustees meet separately to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Fund, including investment advisory, administrative, transfer agency, custodial and distribution services,

7

and (ii) all other matters in which Clough, ALPS, or either of their respective affiliates has any actual or potential conflict of interest with the Fund.

        As of the date of this SAI, the Audit Committee, the non-interested members of the Board of Trustees and the Valuation Committee each had one meeting.

        In its consideration of the Advisory Agreement, the Fund's Board of Trustees, including the non-interested Trustees, considered in general the nature, quality and scope of services to be provided by Clough. The Board of Trustees, including the non-interested trustees, met with Charles Clough, Chairman and Chief Executive Officer of Clough (who participated by telephone) and James Canty, Partner of Clough and a Trustee, who described their professional experience. Mr. Clough then discussed the Fund's investment objective and policies and the Fund's target portfolio, as described in the Prospectus.

        Mr. Canty discussed Clough's organizational structure and referred the Trustees to the biography of Eric Brock, Partner of Clough Capital, emphasizing that Mr. Clough, Mr. Brock and he each had substantial experience as an investment professional. Several of the Trustees acknowledged their familiarity with the expertise and standing in the investment community of Mr. Clough. The Trustees concluded that the portfolio management team were well qualified to serve the Fund in those functions. Mr. Canty stated that Clough had just recently completed its registration with the Securities and Exchange Commission as an investment adviser and that Clough had not previously served as investment adviser to a registered investment company. He discussed Clough's recent hiring of a compliance officer and an investment research analyst to work on the Fund's portfolio. He stated that Clough anticipated hiring another two to six professionals within the next six months to manage the increase in assets under management. He described Clough's procedures relating to compliance and oversight. He discussed Clough's order management system software that contained a pre-trade compliance function which will review each trade against the Fund's investment objective and restrictions and applicable 1940 Act and Code restrictions and the efforts that Clough's chief compliance officer will undertake to summarize monthly for Clough's management and quarterly for the Trustees any violations or warnings generated by the software. He also reviewed the adequacy of Clough's facilities and its plans for acquiring new or additional office space. The Trustees concluded that Clough appeared to have adequate procedures and personnel in place to ensure compliance by Clough with applicable law and with the Fund's investment objective and restrictions.

        Mr. Canty reviewed the terms of the Advisory Agreement, stating that Clough would receive a fee of 0.70% of the average daily total assets of the Fund. Additionally, Mr. Canty noted that Clough would pay a fee equal to an annual rate of 0.15% of the Fund's average weekly total assets to Merrill Lynch, Pierce, Fenner & Smith Incorporated pursuant to the Additional Compensation Agreement. He stated that it was difficult to estimate Clough's profitability based on historical data because the Fund is the first registered investment company to be advised by Clough and Clough had only recently hired and anticipated hiring additional personnel and leasing new or additional office space. He said that, based on a hypothetical size of $600 million (including assets acquired through leverage), Clough anticipated that its profit would be approximately $1.5 million, but that that number would change based on the size of the Fund. The Trustees then reviewed Clough's income statement for the year ended December 31, 2003 and its balance sheet as of that date.

        The Board of Trustees reviewed and discussed with Mr. Canty materials prepared and distributed in advance of the meeting regarding the comparability of the investment advisory fee with other investment companies which had been prepared at the request of ALPS by Lipper Analytical Services. Mr. Canty stated that Clough was not aware of any other fund that had an investment objective similar to the Fund. For comparison, the Board of Trustees was presented with fees from seven closed-end investment companies that invest in foreign markets, primarily in one country. The investment advisory fee for this group ranged from 0.309% to 1.25%, with an average of 0.985%. The total expenses for

8

this group ranged from 1.00% to 2.044%. The Fund's total expenses would be 1.00%. The Board of Trustees was also presented with the fees from six closed-end investment companies that invest in preferred stock. The investment advisory fee for this group ranged from 0.7% to 0.942%, with an average of 0.789%. The total expenses for this group ranged from 0.911% to 1.365%.

        The Trustees noted that the investment techniques involved in investing in only one country and in preferred stock funds differed significantly from the Fund's objective and policies and requested a summary of total expenses of open-end global funds and of the cost of leverage of other leveraged closed-end funds. ALPS noted that the Morningstar global allocation funds category is approximately 1.57% versus 1.00% for the Fund. ALPS also identified six other leveraged closed-end funds which had costs of leverage ranging from 0.49% to 0.71%. The cost of leverage for the Fund is estimated to be 0.63%.

        In response to a question, Mr. Canty stated that Clough generally charged an advisory fee of 1.00% of assets under management for the hedge funds that it advised and also received an incentive fee of 20% of those funds' returns.

        Mr. Canty stated that in the near term Clough did not expect any fallout benefits or any other direct or indirect benefits to result to it from its relationship with the Fund. Mr. Canty then reviewed with the Trustees Clough's best execution, soft dollar practices and proxy voting policies, which are detailed elsewhere in this SAI. See "Portfolio Trading." Finally, Mr. Canty referred to and briefly reviewed Part II of Clough's Form ADV which was previously distributed to the Trustees.

        At this point, W. Robert Alexander (the Fund's Chairman) and Mr. Canty, both "interested persons" of the Fund, and the representatives of ALPS left the meeting.

        Fund counsel, who is also counsel to the non-interested Trustees, referred the non-interested Trustees to a memorandum that was previously distributed to them discussing the Trustees' fiduciary duties to the Fund and its shareholders in connection with the approval of the Advisory Agreement. The non-interested Trustees reviewed and discussed in more detail the information that had been presented relating to Clough, the Advisory Agreement and Clough's profitability.

        Mr. Alexander, Mr. Canty and the representatives of ALPS rejoined the meeting. The Board of Trustees, with the non-interested Trustees voting separately, concluded that the proposed investment advisory fee of 0.70% of the Fund's total assets is fair and reasonable for the Fund and that the Advisory Agreement is in the best interests of the Fund and its shareholders.

Share Ownership

        Set forth in the table below is the dollar range of equity securities owned by each Trustee as of the date of this Statement of Additional Information in the Fund:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
W. Robert Alexander
James E. Canty
Robert Butler
Adam Crescenzi
John F. Mee, Esq.
Richard C. Rantzow
Jerry G. Rutledge

9

        As of the date of this SAI, the Trustees and the officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund. On July 8, 2004, ALPS purchased $100,000 in shares of the Fund at an initial subscription price of $19.10 per share and was the sole shareholder as of this date.

Compensation of Officers and Trustees

        The Fund pays no salaries or compensation to any of its interested Trustees or Officers. The non-interested Trustees of the Fund receive an annual retainer of $14,000 and an additional $1,500 for attending each meeting of the Board of Trustees and each committee meeting, other than committee meetings that occur on the same day as a Board of Trustees meeting. All Trustees are reimbursed by the Fund for all reasonable out-of-pocket expenses relating to attendance at meetings of the Board of Trustees or committee meetings. The Trustees do not receive any pension or retirement benefits from the Fund. The Officers of the Fund do not receive any additional compensation from the Fund.

        The following table sets forth certain information regarding the estimated compensation of the Fund's non-interested Trustees for the period from formation to December 31, 2004.

	Aggregate Compensation From The trust	Pension Or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From The Trust And Fund Complex Paid To Trustees
Robert Butler	$10,000	—	—	$10,000
Adam Crescenzi	$10,000	—	—	$10,000
John F. Mee, Esq.	$10,000	—	—	$10,000
Richard C. Rantzow	$10,000	—	—	$10,000
Jerry G. Rutledge	$10,000	—	—	$10,000

Code of Ethics

        Clough and the Fund have adopted a code of ethics governing personal securities transactions. Under the code of ethics, Clough employees may purchase and sell securities (including securities held or eligible for purchase by the Fund) subject to certain pre-clearance and reporting requirements and other procedures.

        The code of ethics can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the Securities and Exchange Commission's Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing the Securities and Exchange Commission's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

Proxy Voting Policy

        The Fund has delegated the voting of proxies with respect to securities owned by it to Clough, and Clough will vote proxies in a manner that it deems to be in the best interests of the Fund. In general, Clough believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund. If an analyst, trader or partner of Clough believes that voting in accordance with stated proxy-voting guidelines would not be in the best interests of the Fund, the proxy will be referred to Clough's Compliance Committee for a determination of how such proxy should be voted.

        Clough will generally vote to support management recommendations relating to routine matters such as the election of directors (where no corporate governance issues are implicated), the selection of independent auditors, an increase in or reclassification of common stock, the addition or amendment of

10

indemnification provisions in the company's charter or by-laws, changes in the board of directors and compensation of outside directors. Clough will generally vote in favor of management or shareholder proposals that Clough believes will maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the company's board of directors and management and maintain or increase the rights of shareholders.

        On non-routine matters, Clough will generally vote in favor of management proposals for mergers or reorganizations, reincorporation plans, fair-price proposals and shareholder rights plans so long as such proposals are in the best economic interests of the Fund.

        If a proxy includes a matter to which none of the specific policies described above or in Clough's stated proxy-voting guidelines is applicable or a matter involving an actual or potential conflict of interest as described below, the proxy will be referred to Clough's Compliance Committee for a determination of how such proxy should be voted.

        In exercising its voting discretion, Clough and its employees will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving Clough (or an affiliate of Clough), any issuer of a security for which Clough (or an affiliate of Clough) acts as sponsor, advisor, manager, custodian, distributor, underwriter, broker or other similar capacity or any person with whom Clough (or an affiliate of Clough) has an existing material contract or business relationship not entered into in the ordinary course of business (Clough and such other persons having an interest in the matter being called "Interested Persons"), Clough will make written disclosure of the conflict to the disinterested Trustees of the Fund indicating how Clough proposes to vote on the matter and its reasons for doing so. If Clough does not receive timely written instructions as to voting or non-voting on the matter from the Fund's disinterested Trustees, Clough may take any of the following actions which it deems to be in the best interests of the Fund: (i) engage an independent third party to determine whether and how the proxy should be voted and vote or refrain from voting on the matter as determined by the third party; (ii) vote on the matter in the manner proposed to the disinterested Trustees if the vote is against the interests of all Interested Persons; or (iii) refrain from voting on the matter.

        Information regarding how the Fund voted proxies relating to portfolio securities since its commencement of operations and a copy of the Fund's proxy policies and procedures are available upon request by calling (877) 256-8445 (toll-free).

INVESTMENT ADVISORY AND OTHER SERVICES

        Clough has been managing assets since 2000. Clough maintains a staff of experienced investment professionals to service the needs of its clients.

        Except as provided in the Administration Agreement, the Fund will be responsible for all of its costs and expenses not expressly stated to be payable by Clough under the Advisory Agreement or ALPS under the Administration Agreement. Such costs and expenses to be borne by the Fund include, without limitation: advisory fees, administration fees, trustees' fees, interest expenses, if any, expenses related to custody of international securities, portfolio transaction expenses, litigation expenses, taxes, costs of preferred shares, expenses of conducting repurchase offers for the purpose of repurchasing Fund shares and extraordinary expenses.

        The Advisory Agreement with Clough continues in effect to July 27, 2006 and from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the non-interested Trustees of the Fund or of Clough cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees or by vote of a majority of the outstanding Shares of the Fund. The agreement may be terminated at any time without penalty on sixty

11

(60) days' written notice by the Trustees of the Fund or Clough, as applicable, or by vote of the majority of the outstanding shares of the Fund. The agreement will terminate automatically in the event of its assignment. The agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund under such agreements on the part of Clough, or a loss resulting from a breach of fiduciary duty by Clough with respect to the receipt of compensation for services (in which case damages shall be limited by the 1940 Act), Clough shall not be liable to the Fund or any shareholder for any loss incurred, to the extent not covered by insurance.

        Clough is a limited partnership organized under the laws of Delaware. It is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended. As of September 30, 2004, Clough had approximately $455 million in assets under management, including approximately $190 million related to the Fund.

Investment Advisory Services

        Under the general supervision of the Board of Trustees, Clough will carry out the investment and reinvestment of the assets of the Fund, will furnish continuously an investment program with respect to the Fund, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. Clough will furnish to the Fund investment advice and provide related office facilities and personnel for servicing the investments of the Fund. Clough will compensate all Trustees and officers of the Fund who are members of the Clough organization and who render investment services to the Fund, and will also compensate all other Clough personnel who provide research and investment services to the Fund.

Administrative Services

        Under the Administration Agreement, ALPS Mutual Funds Services, Inc. ("ALPS") is responsible for calculating the net asset value of the Common Shares, and generally managing the business affairs of the Fund, subject to the supervision of the Board of Trustees. ALPS will furnish to the Fund all office facilities, equipment and personnel for administering the affairs of the Fund. ALPS will compensate all Trustees and officers of the Fund who are members of the ALPS organization and who render executive and administrative services to the Fund, and will also compensate all other ALPS personnel who perform management and administrative services for the Fund. ALPS' administrative services include, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Fund's custodian and transfer agent, providing assistance in connection with the Trustees and shareholders' meetings, providing services in connection with repurchase offers, if any, and other administrative services necessary to conduct the Fund's business. Under the Administration Agreement, ALPS is also obligated to pay all expenses incurred by the Fund, with the exception of advisory fees, portfolio transaction expenses, trustees' fees, interest expenses, if any, expenses related to custody of international securities, litigation expenses, taxes, costs of preferred shares, expenses of conducting repurchase offers for the purpose of repurchasing Fund shares and extraordinary expenses.

DETERMINATION OF NET ASSET VALUE

        The net asset value per Share of the Fund is determined no less frequently than daily, on each day that the American Stock Exchange (the "Exchange") is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The Fund's net asset value per Share is determined by ALPS, in the manner authorized by the Trustees of the Fund. Net asset value is computed by dividing the value of the Fund's total assets, less its liabilities by the number of shares outstanding.

12

        The Trustees of the Fund have established the following procedures for fair valuation of the Fund's assets under normal market conditions. Marketable securities listed on foreign or U.S. securities exchanges generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and asked prices therefor on the exchange where such securities are principally traded (such prices may not be used, however, where an active over-the-counter market in an exchange listed security better reflects current market value). Marketable securities listed in the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. An option is valued at the last sale price as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, at the mean between the last bid and asked prices.

        The Valuation Committee may implement new pricing methodologies or expand mark-to-market valuation of debt securities whose market prices are not readily available in the future, which may result in a change in the Fund's net asset value per share. The Fund's net asset value per share will also be affected by fair value pricing decisions and by changes in the market for such debt securities. The Fund has adopted Fair Valuation Procedures to determine the fair value of a debt security. These Fair Valuation Procedures consider relevant factors, data, and information, including: (i) the characteristics of and fundamental analytical data relating to the debt security, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate of the debt security, the terms and conditions of the debt security and any related agreements, and the position of the debt security in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Fund's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower, based on an evaluation of its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the debt security, including price quotations for and trading in the debt security and interests in similar debt security and the market environment and investor attitudes towards the debt security and interests in similar debt securities; (v) the experience, reputation, stability and financial condition of the Agent and any intermediate participants in the debt security and (vi) general economic and market conditions affecting the fair value of the debt security. The fair value of each debt security is reviewed and approved by the Valuation Committee and the Fund's Trustees.

        Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services at the mean between the latest available bid and asked prices. OTC options are valued at the mean between the bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Short-term obligations having remaining maturities of less than 60 days are valued at amortized cost, which approximates value, unless the Trustees determine that under particular circumstances such method does not result in fair value. As authorized by the Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. Securities for which there is no such quotation or valuation and all other assets are valued at fair value as determined in good faith by or at the direction of the Fund's Trustees.

        All other securities are valued at fair value as determined in good faith by or at the direction of the Trustees.

        Generally, trading in the foreign securities owned by the Fund is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the Fund generally are computed as of such times. Occasionally, events affecting the value of foreign securities may occur between such times and the close of the Exchange which will

13

not be reflected in the computation of the Fund's net asset value (unless the Fund deems that such events would materially affect its net asset value, in which case an adjustment would be made and reflected in such computation). Foreign securities and currency held by the Fund will be valued in U.S. dollars; such values will be computed by the custodian based on foreign currency exchange rate quotations supplied by an independent quotation service.

PORTFOLIO TRADING

        Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by Clough. Clough is also responsible for the execution of transactions for all other accounts managed by it. Clough places the portfolio security transactions of the Fund and of all other accounts managed by it for execution with many firms. Clough uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous to the Fund and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, Clough will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm's services, the value of the brokerage and research services provided, the responsiveness of the firm to Clough, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any.

        Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the- counter markets, but the price paid or received usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer.

        Fixed income obligations which may be purchased and sold by the Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers or banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuers of such obligations. The Fund may also purchase fixed income and other securities from underwriters, the cost of which may include undisclosed fees and concessions to the underwriters.

        Although spreads or commissions paid on portfolio security transactions will, in the judgment of Clough, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of Clough's clients in part for providing brokerage and research services to Clough.

        As authorized in Section 28(e) of the Securities Exchange Act of 1934, as amended, a broker or dealer who executes a portfolio transaction on behalf of the Fund may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. Clough may use brokers or dealers that provide additional brokerage or research services but charge commissions in excess of other brokers or dealers (soft dollar arrangements) if it determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of that particular transaction

14

or on the basis of overall responsibilities which Clough and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, Clough will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

        It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, Clough receives Research Services from many broker-dealer firms with which Clough places the Fund's transactions and from third parties with which these broker-dealers have arrangements. These Research Services include such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, proxy voting data and analysis services, technical analysis of various aspects of the securities market, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by Clough in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to Clough in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Fund is not reduced because Clough receives such Research Services. Clough evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which Clough believes are useful or of value to it in rendering investment advisory services to its clients. If only part of the Research Services provided are used to assist in the investment decision-making process, the percentage of permitted use must be determined and the remainder paid for with hard dollars.

        The Fund and Clough may also receive Research Services from underwriters and dealers in fixed-price offerings, which Research Services are reviewed and evaluated by Clough in connection with its investment responsibilities.

        Securities considered as investments for the Fund may also be appropriate for other investment accounts managed by Clough or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of such other accounts simultaneously, Clough will allocate the security transactions (including initial public offerings and other new issues) in a manner which it believes to be fair and equitable under the circumstances and in accordance with applicable laws and regulations. As a result of such allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. Generally, participating accounts will receive the weighted average execution price per broker for the day and will pay the commissions, fees and other charges on a pro rata basis. However, there may be instances where a smaller account receives its entire allocation before a larger account in order to minimize transaction costs, an account that specializes or

15

concentrates holdings in a particular industry is given priority in allocation over other accounts, or allocations are not exactly pro rata due to Clough's practice of trading in 100 share lots. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Trustees of the Fund that the benefits received from Clough's organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR PREFERRED SHARES

General

        The Depository Trust Company ("DTC") will act as the Securities Depository with respect to the Preferred Shares. One certificate for all of the Preferred Shares will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of the Preferred Shares contained in the Statement. The Fund will also issue stop-transfer instructions to the transfer agent for the Preferred Shares. Prior to the commencement of the right of holders of the Preferred Shares to elect a majority of the Fund's Directors, as described under "Description of the Preferred Shares—Voting Rights" in the prospectus, Cede & Co. will be the holder of record of the Preferred Shares and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

        DTC, a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant in Preferred Shares, whether for its own account or as a nominee for another person.

Concerning the Auction Agent

        The auction agent (the "Auction Agent") will act as agent for the Fund in connection with the auctions of the Preferred Shares (the "Auctions"). In the absence of willful misconduct or gross negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement between the Fund and the Auction Agent and will not be liable for any error of judgment made in good faith unless the Auction Agent was grossly negligent in ascertaining the pertinent facts.

        The Auction Agent may conclusively rely upon, as evidence of the identities of the holders of the Preferred Shares, the Auction Agent's registry of holders, and the results of Auctions and notices from any Broker-Dealer (or other person, if permitted by the Fund) with respect to transfers described under "The Auction—Secondary Market Trading and Transfers of Preferred Shares" in the prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the business day preceding such Auction.

        The Auction Agent may terminate its auction agency agreement with the Fund upon notice to the Fund on a date no earlier than 45 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund has entered into such an agreement with a successor Auction Agent.

16

Broker-Dealers

        The Auction Agent after each Auction for the Preferred Shares will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any auction immediately preceding the dividend period of less than one year. In the case of any Auction immediately preceding a dividend period of one year or longer, the service charge shall be determined by mutual consent of the Fund and any such Broker-Dealer and shall be based upon a selling concession that would be applicable to an underwriting of fixed or variable rate preferred shares with a similar final maturity or variable rate dividend period, respectively, at the commencement of the dividend period with respect to such Auction. For the purposes of the preceding sentence, the Preferred Shares will be placed by a Broker-Dealer if such shares were (a) the subject of hold orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its customers who are beneficial owners or (b) the subject of an order submitted by such Broker-Dealer that is (i) a submitted bid of an existing holder that resulted in the existing holder continuing to hold such shares as a result of the Auction or (ii) a submitted bid of a potential bidder that resulted in the potential holder purchasing such shares as a result of the auction or (iii) a valid hold order. A Broker-Dealer may share a portion of any such fees with non-participating Broker-Dealers that submit orders to the Broker-Dealer for an Auction that are placed by that Broker-Dealer in such Auction.

        The Fund may request the Auction Agent to terminate one or more Broker-Dealer agreements at any time, provided that at least one Broker-Dealer agreement is in effect after such termination.

        The Broker-Dealer agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may no longer submit hold orders and sell orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit orders in Auctions, but only if such orders are not for its own account. If a Broker-Dealer submits an order for its own account in any Auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that Auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that Auction.

TAXES

        The Fund has elected to be treated and intends to continue to qualify each year as a regulated investment company under the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities of any issuer (other than U.S. government securities and the securities of other regulated investment companies) or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses and (iii) distribute substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its regulated investment company status and to avoid paying any federal income or excise tax. To the extent it qualifies for treatment as a regulated investment

17

company and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

        Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a non-deductible 4% federal excise tax at the Fund level. In order to avoid incurring a federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (which is the excess of its realized net long-term capital gain over its realized net short-term capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, plus (iii) 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no federal income tax. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the nondeductible 4% federal excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement. Under current law, provided that the Fund qualifies as a regulated investment company for federal income tax purposes, the Fund should not be liable for any income, corporate excise or franchise tax in the state of Delaware.

        If the Fund does not qualify as a regulated investment company for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. Such distributions generally will be eligible (i) for the dividends received deduction in the case of corporate shareholders and (ii) for treatment as "qualified dividends" in the case of individual shareholders. In addition, in order to requalify for taxation as a regulated investment company, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. The Fund's investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

        Investments in lower rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto. The Code is not entirely clear regarding the federal income tax consequences of the Fund's taking certain positions in connection with ownership of such distressed securities.

        Any recognized gain or income attributable to market discount on long-term debt obligations (i.e., obligations with a term of more than one year except to the extent of a portion of the discount attributable to original issue discount) purchased by the Fund is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

        The Fund's investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods

18

of securities held by the Fund, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund may be required to limit its activities in options and futures contracts in order to enable it to maintain its regulated investment company status.

        The Fund's transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

        Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Common Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes.

        If the Fund acquires any equity interest in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

        Based, in part, on a lack of present intention on the part of the Fund to redeem the Preferred Shares at any time in the future, the Fund intends to take the position that under present law the Preferred Shares will constitute stock of the Fund, and distributions by the Fund with respect to its Preferred Shares (other than distributions in redemption of Preferred Shares that are treated as exchanges of stock under Section 302(b) of the Code) thus will constitute dividends to the extent of the Fund's current and accumulated earnings and profits as calculated for federal income tax purposes. It is possible, however, that the IRS might take a contrary position, asserting, for example, that the Preferred Shares constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions below would not apply. Instead, distributions by the Fund to holders of Preferred Shares would constitute interest, whether or not they exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and would be taxed as ordinary income. Mayer, Brown, Rowe & Maw LLP, counsel to the Fund, believes that such a position, if asserted by the IRS, would be unlikely to prevail if the issue were properly litigated.

        Distributions from the Fund generally will be taxable to Shareholders as dividend income to the extent derived from investment income and net short-term capital gains to the extent of the Fund's current and accumulated earnings and profits, as described below. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends ("Capital Gain Dividends") will be taxable to Shareholders as long-term capital gain, regardless of how long a Shareholder has held the shares in the Fund.

        Under the "Jobs and Growth Tax Relief Reconciliation Act of 2003" (the "Tax Act"), certain income distributions properly designated and paid by the Fund to individual taxpayers are taxed at rates equal to those applicable to net long-term capital gains (15%, or 5% for individuals in the 10% or

19

15% tax brackets). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the Shareholder and the dividends are attributable to qualified dividends received by the Fund itself. For this purpose, "qualified dividends" means dividends received by the Fund from U.S. corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. Dividends received by the Fund from REITs are qualified dividends eligible for this lower tax rate only in limited circumstances. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning after December 31, 2002 and beginning before January 1, 2009. Thereafter, the Fund's dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional legislature action is taken.

        A dividend will not be treated as qualified dividend income (whether received by the Fund or paid by the Fund to a shareholder) if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or more than 90 days during the associated 181-day period, in the case of dividends attributable to periods in excess of 266 days paid with respect to preferred stock), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. Distributions of income by the Fund other than qualified dividend income and distributions of net realized short-term gains (on stocks held for one year or less) are taxed as ordinary income, at rates currently up to 35%.

        The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

        We cannot assure you as to what percentage of the dividends paid on the Preferred Shares, if any, will consist of qualified dividend income or long-term capital gains, both of which are taxed at lower rates for individuals than are ordinary income and short-term capital gains.

        Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such holder (assuming the shares are held as a capital asset). For non-corporate taxpayers, under the Tax Act, investment company taxable income (other than qualified dividend income) will currently be taxed at a maximum rate of 35%, while net capital gain generally will be taxed at a maximum rate of 15%. For corporate taxpayers, both investment company taxable income and net capital gain are taxed at a maximum rate of 35%. For purposes of determining whether distributions are out of the Fund's current or accumulated earnings and profits, the Fund's earnings and profits will be allocated first to the Fund's Preferred Shares and then to the Fund's Common Shares.

        The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. Long-term capital gain rates applicable to individuals have been reduced, in general, to 15% (or 5% for individuals in the 10% or 15% rate brackets); however, such rates are set to expire after December 31, 2008 absent further legislation. Any loss realized upon the sale or exchange of Fund shares with a holding period of 6 months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under "wash sale" rules to the extent the

20

shareholder acquires other substantially identical shares (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

        Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

        Shareholders may be entitled to offset their capital gain dividends with capital loss. There are a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, shareholders with capital loss are urged to consult their tax advisers.

        Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, Shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

        Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number ("TIN") and certain certifications required by the Internal Revenue Service (the "IRS") as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker may be subject to "backup" withholding of federal income tax arising from the Fund's taxable dividends and other distributions as well as the gross proceeds of sales of shares, at a rate equal to the fourth highest rate of tax applicable to a single individual (currently 28%). An individual's TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a Shareholder may be refunded or credited against such Shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

        Under Treasury regulations, if a shareholder recognizes a loss on disposition of the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

        The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in

21

their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in the Fund.

        The Fund will inform Shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The IRS has taken the position that if a regulated investment company has more than one class of shares, it may designate distributions made to each class in any year as consisting of no more than that class's proportionate share of particular types of income for that year, including ordinary income and net capital gain. A class's proportionate share of a particular type of income for a year is determined according to the percentage of total dividends paid by the regulated investment company during that year to the class. By reason of this rule, the Fund is required to designate a portion of its net capital gain, qualified dividend income and dividends qualifying for the dividends received deduction, if any, to holders of Common Shares and of Preferred Shares.

        Although the matter is not free from doubt, due to the absence of direct regulatory or judicial authority, under current law the manner in which the Fund intends to allocate items of ordinary income and net capital gain among the Fund's Common Shares and Preferred Shares is likely to be respected for federal income tax purposes. It is possible that the IRS could disagree with counsel's opinion and attempt to reallocate the Fund's net capital gain or other taxable income.

State and Local Taxes

        Shareholders should consult their own tax advisers as to the state or local tax consequences of investing in the Fund.

OTHER INFORMATION

        The Fund is an organization of the type commonly known as a "Delaware statutory trust." Under Delaware law, shareholders of such a trust may, in certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with the Fund property or the acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself is unable to meet its obligations. The Fund has been advised by its counsel that the risk of any shareholder incurring any liability for the obligations of the Fund is remote.

        The Declaration of Trust provides that the Trustees will not be liable for actions taken in good faith in the reasonable belief that such actions were in the best interests of the Fund or, in the case of any criminal proceeding, as to which a Trustee did not have reasonable cause to believe that such actions were unlawful; but nothing in the Declaration of Trust protects a Trustee against any liability to the Fund or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees.

        The Declaration of Trust provides that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Fund's custodian or by votes cast at a meeting called for that purpose.

        The Fund's prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the Securities and Exchange Commission. The

22

complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by its Rules and Regulations.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Deloitte & Touche LLP is the independent registered public accounting firm for the Fund, providing audit services, tax return review services, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Clough Global Allocation Fund
1625 Broadway, Suite 2200
Denver, CO 80202

        We have audited the accompanying statement of assets and liabilities of Clough Global Allocation Fund (the "Fund") as of July 8, 2004. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

        We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit of the statement of assets and liabilities provides a reasonable basis for our opinion.

        In our opinion, such statement of assets and liabilities presents fairly, in all material respects, the financial position of the Fund at July 8, 2004, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
July 23, 2004

24

CLOUGH GLOBAL ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES

JULY 8, 2004

ASSETS:
Cash	$100,000
LIABILITIES	0

NET ASSETS	$100,000

COMPONENTS OF NET ASSETS:
Paid in capital	$100,000

NET ASSETS	$100,000

Shares of beneficial interest outstanding, no par value, unlimited shares authorized	5,235,602

Net asset value per investor share	$19.10

See accompanying notes to statement of assets and liabilities.

25

CLOUGH GLOBAL ALLOCATION FUND

NOTES TO STATEMENT OF ASSETS AND LIABILITIES

NOTE 1—ORGANIZATION AND REGISTRATION

        Clough Global Allocation Fund is a closed-end management investment company (the "Fund") that was organized under the laws of the state of Delaware by a Certificate of Trust dated April 27, 2004. The Fund is a series with an investment objective to provide a high level of total return. The Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest.

        On July 8, 2004, ALPS Mutual Funds Services, Inc. ("ALPS"), the Fund's Administrator, purchased 5,235.602 shares of beneficial interest in the Fund at a net asset value of $19.10 per share.

        ALPS has agreed to pay all organizational expenses and to pay all offering costs (other than sales load) that exceed $.04 per Common Share.

        ALPS will provide administration, bookkeeping and pricing services to the Fund pursuant to an agreement with the Fund. ALPS serves as sponsor to the Fund, and the Fund considers ALPS to be an "interested person" of the Fund within the meaning of Section 2(a)(19) of the 1940 Act. It further considers interested persons of ALPS to be interested persons of the Fund.

NOTE 2—Significant Accounting Policies

        The Fund's financial statement is prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.

NOTE 3—INVESTMENT ADVISORY AND OTHER AGREEMENTS

        Clough Capital Partners L.P. ("Clough") will serve as the Fund's investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, Clough receives an annual investment advisory fee of .70% based on the Fund's average daily total assets. The Fund's Board of Trustees approved the Investment Advisory Agreement at its July 20, 2004 meeting.

26

CLOUGH GLOBAL ALLOCATION FUND

UNAUDITED FINANCIAL STATEMENTS

        To be filed by amendment.

27

APPENDIX A

CLOUGH GLOBAL ALLOCATION FUND
STATEMENT OF PREFERENCES OF PREFERRED SHARES

        To be filed by amendment.

AAA-1

APPENDIX B

RATINGS

        To be filed by amendment.

B-1

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(1)
Financial Statements

  Included in Part A:

    Financial Highlights.

  Included in Part B:

    Independent Auditors' Report

    Statement of Assets and Liabilities

    Statement of Operations

    Notes to Financial Statements

(2)
Exhibits

(a)
(i)  Certificate of Trust(1)

(a)
(ii)  Agreement and Declaration of Trust(2)

(b)
Bylaws(3)

(c)
Not applicable

(d)
(1) Statement of Preferences of Preferred Shares*

    (2) Form of Certificate of Preferred Shares*

  (e)
  Not applicable

  (f)
  Not applicable

  (g)
  Form of Investment Advisory and Management Agreement(4)

  (h)
  Form of Purchase Agreement*

  (i)
  Not applicable

  (j)
  Form of Custody Agreement(5)

  (k)
  (1) Form of Stock Transfer Agency Agreement(6)

    (2) Form of Administration, Bookkeeping and Pricing Services Agreement(7)

    (3) Form of Auction Agency Agreement between Registrant and the Auction Agent*

    (4) Form of Broker-Dealer Agreement as to Registrant's Preferred Shares*

  (l)
  Opinion and Consent of Mayer, Brown, Rowe & Maw LLP dated                        , 2004*

  (m)
  Not applicable

  (n)
  Consent of Deloitte & Touche LLP dated October 12, 2004

  (o)
  Not applicable

  (p)
  Form of Initial Subscription Agreement*

  (q)
  Not applicable

  (r)
  (1) Code of Ethics of the Fund(8)

    (2) Code of Ethics of the Adviser(9)

    (3) Code of Ethics of the Principal Executive and Financial Officers of the Fund(10)

  (s)
  Power of Attorney(11)(12)

*
To be filed by amendment.

(1)
Incorporated by reference to Exhibit (a)(i) of the Fund's registration statement on Form N-2 filed with the SEC on July 26, 2004.

(2)
Incorporated by reference to Exhibit (a)(ii) of the Fund's registration statement on Form N-2 filed with the SEC on July 26, 2004.

(3)
Incorporated by reference to Exhibit (b) of the Fund's registration statement on Form N-2 filed with the SEC on July 26, 2004.

(4)
Incorporated by reference to Exhibit (g) of the Fund's registration statement on Form N-2 filed with the SEC on July 26, 2004.

(5)
Incorporated by reference to Exhibit (j) of the Fund's registration statement on Form N-2 filed with the SEC on July 26, 2004.

(6)
Incorporated by reference to Exhibit (k)(1) of the Fund's registration statement on Form N-2 filed with the SEC on July 26, 2004.

(7)
Incorporated by reference to Exhibit (k)(2) of the Fund's registration statement on Form N-2 filed with the SEC on July 26, 2004.

(8)
Incorporated by reference to Exhibit (r)(1) of the Fund's registration statement on Form N-2 filed with the SEC on July 26, 2004.

(9)
Incorporated by reference to Exhibit (r)(2) of the Fund's registration statement on Form N-2 filed with the SEC on July 26, 2004.

(10)
Incorporated by reference to Exhibit (r)(3) of the Fund's registration statement on Form N-2 filed with the SEC on July 26, 2004.

(11)
Incorporated by reference to Exhibit (s) of the Fund's registration statement on Form N-2 filed with the SEC on July 26, 2004.

(12)
Incorporated by reference to the Fund's registration statement on Form N-2 filed with the SEC on June 25, 2004.

Item 25. Marketing Arrangements

        See Form of Underwriting Agreement filed herewith.

Item 26. Other Expenses of Issuance and Distribution

        The approximate expenses in connection with the offering are as follows:

Registration and Filing Fees	$
National Association of Securities Dealers, Inc. Fees
American Stock Exchange Fees
Printing (Other than Certificates)
Engraving and Printing Certificates
Accounting Fees and Expenses
Legal Fees and Expenses
Miscellaneous

Total	$

Item 27. Persons Controlled by or Under Common Control With Registrant

        None.

Item 28. Number of Holders of Securities

        Set forth below is the number of record holders as of            , 2004, of each class of securities of the Registrant:

Title of Class	Number of Record Holders
Common Shares of Beneficial Interest

Item 29. Indemnification

        Article IV of the Registrant's Agreement and Declaration of Trust provides as follows:

4.1
No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the general corporation law of the State of Delaware. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability.

4.2
Mandatory Indemnification. (a) The Trust shall indemnify the Trustees and officers of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise (other than, except as authorized by the Trustees, as the plaintiff or complainant) or with which he may be or may have been threatened, while acting in any capacity set forth above in this Section 4.2 by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence (negligence in the case of Affiliated Indemnitees), or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the Trustees.

  (b)
  Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (1) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of those Trustees who are neither Interested Persons of the Trust nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or (ii) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion conclude that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

  (c)
  The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that he is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (1) the indemnitee shall provide adequate security for his undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

  (d)
  The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

  (e)
  Notwithstanding the foregoing, subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify Persons providing services to the Trust to the full extent provided by law provided that such indemnification has been approved by a majority of the Trustees.

4.3
No Duty of Investigation; Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent.

  Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

4.4
Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust's officers or employees or by any adviser, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or other person may also be a Trustee.

Item 30. Business and Other Connections of Investment Adviser

        Clough Capital Partners L.P. serves as investment adviser to the fund and also serves as adviser to unregistered funds, institutions and high net worth individuals. A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser, and each partner or executive officer of the investment adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in the prospectus contained in this Registration Statement in the section entitled "Management of the Fund ? Investment Adviser." Additional information regarding the employment during the past two years of one of the officers of the investment adviser appears below:

Name and Position with Clough Capital Partners L.P.	Other Business, Profession, Vocation or Employment During the Past Two Years
Daniel J. Gillis, Chief Compliance Officer	Clough Capital Partners L.P., Chief Compliance Officer (May 2004 - present); Deutsche Asset Management Inc., Vice President, Investment Management Compliance (July 2003 - April 2004), Vice President, Business Risk Management (April 2002 - June 2003).

Item 31. Location of Accounts and Records

        All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are in the possession and custody of the Registrant, c/o ALPS Mutual Funds Services, Inc., 1625 Broadway, Suite 2200, Denver, Colorado 80202.

Item 32. Management Services

        Not applicable.

Item 33. Undertakings

1.
The Registrant undertakes to suspend the offering of its Common Shares of Beneficial Interest until the prospectus is amended if (1) subsequent to the effective date of this registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of this registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.
Not applicable.

3.
Not applicable.

4.
Not applicable.

5.
The Registrant undertakes that:

a.
for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the Securities Act shall be deemed to be part of the registration statement as of the time it was declared effective; and

b.
for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.
The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

SIGNATURES

        Pursuant to requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the city of Denver, and the state of Colorado, on the 13th day of October, 2004.

CLOUGH GLOBAL ALLOCATION FUND
By:	/s/ EDMUND J. BURKE Name: Edmund J. Burke Title: President

        Pursuant to the requirements of the Securities Act of 1933, registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Edmund J. Burke	Principal Executive Officer and Principal Financial and Accounting Officer	October 13, 2004
* W. Robert Alexander	Trustee and Chairman	October 13, 2004
* James E. Canty	Trustee	October 13, 2004
* Robert Butler	Trustee	October 13, 2004
* Adam Crescenzi	Trustee	October 13, 2004
* John F. Mee	Trustee	October 13, 2004
* Richard C. Rantzow	Trustee	October 13, 2004
* Jerry G. Rutledge	Trustee	October 13, 2004
/s/ JEREMY O. MAY Jeremy O. May	Treasurer and Attorney-in-fact	October 13, 2004

*
Signature affixed pursuant to a Power of Attorney.

INDEX TO EXHIBITS

(n)
Consent of Deloitte & Touche LLP dated October 12, 2004